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                              MATTERHORN USA, INC.,


                                    LANDLORD


                         ATC HEALTHCARE SERVICES, INC.,


                                     TENANT


                         -------------------------------

                                      LEASE

                         -------------------------------



                             PREMISES: Gateway North
                                       Lake Success, New York


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

                                TABLE OF CONTENTS


                                                                            PAGE

      AGREEMENT OF LEASE, made as of this _____ day of November, 1999, between MATTERHORN USA, INC., a Delaware corporation, having an office at c/o BDG Management, Inc., 6800 Jericho Turnpike, Syosset, New York, 11791 (hereinafter, "Landlord") and ATC HEALTHCARE SERVICES, INC., having an office at _______________________________ (hereinafter, "Tenant").

                              W I T N E S S E T H :

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant and agree as follows:



      1.01. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the space substantially as shown hatched on the diagram attached hereto and made a part hereof as Exhibit "A" on the Entry Level of the building known as Gateway North, Lake Success, New York, 11042 (hereinafter, the "Building"), situated upon a plot of land (hereinafter, the "Land") in the Town of North Hempstead, County of Nassau and State of New York, as more particularly described on Schedule A attached hereto and made a part hereof, together with all fixtures, equipment, improvements, installations and appurtenances which at the commencement of or during the Term of this Lease are attached thereto (except items not deemed to be included therein and removable by Tenant as provided in Article V hereof), which space, fixtures, equipment, improvements, installations and appurtenances are hereinafter sometimes called the "Demised Premises," for a "Term" of eight (8) years(or until such Term shall sooner cease and expire as hereinafter provided), to commence on the date upon which the Demised Premises shall have been rendered substantially ready for occupancy by Landlord (hereinafter, the "Commencement Date"), and to end at midnight on the last day of the ninety-sixth (96th) month after the Commencement Date (hereinafter, the "Expiration Date"), said Commencement Date and Expiration Date being subject to the further provisions of this Lease, at an initial annual base rate of $282,840.00 which Tenant agrees to pay in twelve (12) equal monthly installments per annum, in advance, on the first day of each calendar month during said Term, at the office of Landlord or such other place as Landlord may designate, except that Tenant shall pay the first monthly installment on the execution hereof. Promptly following the Commencement Date, the parties hereto shall enter into a supplemental certificate fixing the actual Commencement Date and the stated Expiration Date and certifying that any improvements required to be made by Landlord have been completed. The parties agree that the rentable square foot area of the Demised Premises for the purposes of this Lease is 11,785 square feet ("Rentable Square Feet").

      1.02. The terms defined in this Article shall, for all purposes of this Lease, and all agreements supplemental hereto, have the meanings specified herein, unless the context required otherwise.

      1.02.1 "Term" shall mean that period between the Commencement Date and the Expiration Date, or such earlier date(s) on which such term may expire or be cancelled or terminated pursuant to any of the conditions or covenants of this Lease or pursuant to law.

      1.02.2 "Tenant's Pro Rata Share" shall be 3.74 percent.

      1.02.3. "Lease Year" shall mean any consecutive twelve (12) month period commencing on the Commencement Date, or the first day of the month following the Commencement Date, if the Commencement Date is any day other than the first day of a month, or any anniversary thereof.

      1.02.4. "Common Areas" shall mean the lobbies, entrances, hallways, bathrooms, stairs, elevators, off-street loading berths, atrium and other public portions and common areas or building service areas of the Building and the non-exclusive indoor and outdoor parking areas associated with the Building.

      1.02.5. "Commencement Date" shall have the meaning set forth on Page 1 hereof.

      1.02.6. "Expiration Date" shall have the meaning set forth on Page 1 hereof.

      1.02.7. "Rent Commencement Date" shall mean the Commencement Date.

      1.02.8. "Base Rent" shall have the meaning set forth in Article XIV.

      1.02.9. "Additional Rent" shall have the meaning set forth in Article XIV.

      1.2.10. "Land" shall have the meaning set forth on Page 1 hereof.

      1.2.11  "Lease  Month"  shall  mean  any  calendar  month   following  the
Commencement Date, or the first full calendar month following the Commencement Date, if the Commencement Date is any day other than the first day of a month.



      2.01. Tenant shall pay to Landlord, at Landlord's offices first listed above or at such other place as Landlord may designate from time to time, in cash, or by check of Tenant in advance on the first day of each month during the Term, without counterclaim, set-off or deduction whatsoever, the "Base Rent" (as defined herein), commencing on the Rent Commencement Date, except that the first monthly installment of Base Rent shall be paid on the execution hereof. Notwithstanding the foregoing, if the Rent Commencement Date shall fall other than on the first day of a month, then the Base Rent, pro-rated for the stub period beginning on the Rent Commencement Date and ending on the last day of the month in which the Rent Commencement Date falls, shall be paid by Tenant to Landlord on the Rent Commencement Date (and the next regular monthly installment of Base Rent shall be due and payable on the first day of the second month following the month in which the Rent Commencement Date falls). In addition, Tenant shall pay to Landlord during the Term, at the place and in the manner set forth above, "Additional Rent" (as defined herein) as and when billed by Landlord therefor.



      3.01. Tenant shall use and occupy the Demised Premises as general and administrative offices for the transaction of Tenant's business (hereinafter the "Permitted Use"), and for no other purpose.

      3.02. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy, the Demised Premises, or do or permit anything to be done in the Demised Premises, in violation of the Certificate of Compliance for the Demised Premises or for the Building. Tenant shall not permit the Demised Premises to be used or operated in violation of any governmental requirements or requirements of the New York Board of Fire Underwriters, or any other law, rule or regulation.

      4.01. Tenant has inspected the Demised Premises and the Building and is thoroughly acquainted with their respective conditions and agrees to take same "as is" and acknowledges that the taking of possession of the Demised Premises by Tenant shall be conclusive evidence that the Demised Premises and the Building were in good and satisfactory condition at the time such possession was so taken.

      4.02. Landlord shall have no obligation to alter, improve, decorate or otherwise prepare the Demised Premises for Tenant's occupancy except that Landlord shall perform such items of work so as to modify the existing conditions at the Demised Premises pursuant to the attached plans, valued at up to $35,355.00 (hereinafter, "Landlord's Initial Work"). Any and all costs for Landlord's Initial Work that exceed $35,355.00 shall be borne by Tenant and paid to Landlord as Additional Rent. In the event that Landlord's Initial Work costs less than $35,355.00, Tenant shall not be entitled to any abatement or reimbursement whatsoever for the unused amount allocated for Landlord's Initial Work. Landlord shall proceed with such Landlord's Initial Work with due dispatch, subject to delays by causes beyond its reasonable control and to the vacating and surrendering of all or part of the Demised Premises by any present occupant thereof. If Landlord is required by the terms hereof to do any such work without expense to Tenant and the cost of such work is increased due to any delay resulting from any act or omission of Tenant, its agents or employees, Tenant shall forthwith pay to Landlord as Additional Rent an amount equal to such increase in cost.

      4.03. So long as Tenant is not in default under the terms of this Lease, and subject to Landlord's review of Tenant's then current financial statement(s) which must provide for a net worth which exceeds$3,535,500.00, upon the first anniversary of the Commencement Date, Landlord shall perform such items of work so as to perform new building standard installation valued at up to $282,840.00 (hereinafter, "Landlord's Subsequent Work"). In the event that Tenant's then current financial statement(s) does not provide for a net worth which exceeds $3,535,500.00, on the aforementioned anniversary date, then the value of Landlord's Subsequent Work shall be provided in annual installments of $35,355.00 per year or Tenant shall be entitled to an abatement toward the Base Rent for the unused amount allocated for Landlord's Subsequent Work for each annual installment until such time that the then current financial statement(s) of Tenant provides for a net worth which exceeds twelve and one-half times the cost of the Subsequent Work, and then the balance of the aforementioned $282,840.00 shall be made available to Tenant for Landlord's Subsequent Work. Notwithstanding anything to the contrary herein, Landlord's total expense for Landlord's Subsequent Work shall not exceed $282,840.00, which expense includes any rent abatements as provided hereinabove. If Landlord is required by the terms hereof to do any such work without expense to Tenant and the cost of such work is increased due to any delay resulting from the act or omission of Tenant, its agents or employees, Tenant shall have forthwith paid to Landlord as Additional Rent an amount equal to such increase in cost.

      4.04. Landlord shall use reasonable efforts to give to Tenant no less than ten (10) business days prior notice of the Commencement Date. Notwithstanding the foregoing, Landlord shall have no liability to Tenant in the event that the Demised Premises are not substantially ready for occupancy upon the date specified by Landlord.

      4.05. Tenant may be permitted entry and access in and to the Demised Premises prior to the Commencement Date in order to adapt and decorate the Demised Premises for Tenant's use. In addition, if the cost of Landlord's Initial Work is increased due to any delay resulting from Tenant's decorating the Demised Premises as contemplated by this Section 4.05, Tenant shall forthwith pay Landlord an amount equal to such increase in cost.

      4.06. Any sums payable by Tenant prior to the Commencement Date pursuant to the provisions of this Lease may be collected by Landlord as Additional Rent, from time to time, upon demand, whether or not the same shall have accrued prior to the Commencement Date and in default of payment thereof, Landlord shall (in addition to all other remedies) have the same rights as in the event of Tenant's default of payment of Additional Rent.

      4.07. For the purposes of this Lease, the Demised Premises shall be deemed "substantially ready for occupancy" when the major construction aspects of Landlord's Initial Work are substantially completed, although minor items are not completed. Such minor uncompleted items may include touch-up plastering or painting, so-called "punch list" items, or any other uncompleted construction or improvement which does not unreasonably interfere with Tenant's ability to carry on its business in the Demised Premises. Tenant shall periodically inspect Landlord's Initial Work, as hereinafter provided, and make any objections thereto without delay so as to mitigate changes, delays and costs.





      5.01. Tenant shall make no changes and/or alterations in or to the Demised Premises, without Landlord's prior written consent, which consent shall not be unreasonably withheld. All changes and/or alterations which shall be permitted by Landlord (hereinafter, collectively "Tenant's Changes") shall be accomplished at Tenant's expense by contractors approved by Landlord at a reasonable market price. All Tenant's Changes requiring alterations to HVAC and/or electrical equipment shall be performed by Landlord's contractors in connection with Landlord's building management systems. All installations installed in the Demised Premises at any time shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the Demised Premises unless Landlord, by written notice to Tenant no later than twenty (20) days prior to the Expiration Date, elects to have them removed by Tenant, in which event the same shall be removed by Tenant at Tenant's expense prior to the Expiration Date.

      5.02. Nothing in this Article shall be construed to give Landlord title to or prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such equipment from the Demised Premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately and at its expense, repair and restore the Demised Premises to the condition existing prior to such installation and shall repair any damage to the Demised Premises or the Building due to such removal. 5.03. All property permitted or required to be removed by Tenant at the end of the Term, but which nonetheless remains in the Demised Premises after the end of the Term shall be deemed abandoned and may, at the election of Landlord, be either retained as Landlord's property or removed from the Demised Premises by Landlord at Tenant's expense.

      5.04. Prior to commencing any Tenant's Changes, Tenant shall, at Tenant's sole cost and expense and in consultation with Landlord's managing agent, architects and engineers, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and upon completion, certificates of final approval thereof, and shall promptly deliver duplicates of all such permits, approvals and certificates to Landlord. All Tenant's Changes shall be performed in compliance with all applicable requirements of insurance bodies having jurisdiction over the Demised Premises, and in such manner as not to interfere with, other Tenants or Landlord, or delay or impose any additional expense upon Landlord in the construction, maintenance or operation of the Building. Tenant, at its expense, and with due diligence and dispatch, shall procure the cancellation or discharge of all notices of violation or mechanic's liens arising from or otherwise connected with Tenant's Changes. Additionally, Tenant agrees to carry and will cause all contractors and sub-contractors to carry such workers' compensation, general liability, personal and property damage insurance as Landlord may require, including such completion and performance bonds as Landlord may require.

      5.05. Landlord may require submission to it of plans and specifications in connection with granting or withholding its consent to any Tenant's Changes. Prior to granting its consent to any such Tenant's Changes, Landlord may impose such conditions as Landlord, in its reasonable discretion, may consider desirable.

      5.06. In the event Landlord or its agents shall construct any Tenant's Changes, Tenant shall pay to Landlord as Additional Rent (as said term is defined in Article XIV of this Lease) a fee equal to the cost to Landlord for such work plus seven and one half (7 1/2%) percent of said cost for Landlord's overhead plus seven and one half (7 1/2%) percent of said cost for Landlord's profit.

      5.07. In the event Tenant shall construct any Tenant's Changes, Tenant shall pay to Landlord as Additional Rent (as said term is defined in Article XIV of this Lease) a fee equal to ten (10%) percent of the cost of such work.

      6.01. Landlord shall, at Landlord's sole cost and expense, make all structural repairs to the Building in which the Demised Premises are located and shall also maintain and keep in good repair the Building's roof, exterior, common areas (interior and exterior), parking areas, items in disrepair caused by Landlord's negligence and sanitary, electrical, heating and other systems servicing or located in or passing through the Demised Premises. Landlord shall operate and maintain the Building in such manner as Landlord determines from time to time and in a reputable manner as would a prudent Landlord of a building that is reasonably similar in tenant mix, size, age and location. Tenant shall take good care of the Demised Premises and the fixtures and appurtenances therein and, at Tenant's sole cost and expense, make all nonstructural repairs thereto as and when needed to preserve said Demised Premises and fixtures in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty excepted. Notwithstanding the foregoing, all damage or injury to the Demised Premises or to any other part of the Building, or to its fixtures, equipment and appurtenances whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees or licensees, shall be promptly repaired by Tenant in a first class and workmanlike manner, failing which such repairs may be made by Landlord at Tenant's sole cost and expense. Tenant shall repair all damage to the Building and the Demised Premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of the quality and class equal to the original work or construction.

      6.02. Except as specifically provided in this Lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the Building or the Demised Premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this Article with respect to the making of repairs shall not apply in the case of fire or other casualty which are dealt with in
Article XVII hereof.

      8.01. Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirements of any public authority with respect to the Demised Premises or the use or occupation thereof. Prior to the Commencement Date, if Tenant is then in possession of the Demised Premises, and at all times thereafter, Tenant shall promptly comply with all present and future laws, orders and regulations of all state, federal, town, municipal and local governments, departments, commissions and boards or any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or any similar body which shall impose any violation, order or duty upon Landlord or Tenant with respect to the Demised Premises (in which event Tenant shall effect such compliance at its sole cost and expense) or the Building, if arising out of Tenant's particular use (in which event, Tenant shall pay such cost to Landlord of complying therewith). Tenant shall pay all costs, expenses, fines, penalties or damages, which may be imposed upon-Landlord by reason of Tenant's failure to comply with the provisions of this Article, and if by reason of such failure the fire insurance rate shall, at the beginning of this Lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Landlord, as Additional Rent hereunder, for that portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord.

      8.02. Tenant shall not place a load upon any floor of the Demised Premises exceeding the floor load per square foot area which said floor was designed to carry and which is allowed by law.

      9.01. This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respects to all present and future ground leases, overriding leases and underlying leases and/or grants of term of the Land or the Building or the portion thereof in which the Demised Premises are located in whole or in part now or hereafter existing and to all mortgages and building loan agreements, which may now or hereafter affect the Land, and/or the Building and/or any of such leases, whether or not such mortgages shall also cover other lands and/or buildings, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such leases and such mortgages and spreaders, consolidations and correlations of such mortgages. The provisions of this Article shall be self-operative and no further instrument of subordination shall be required.

      9.02. In confirmation of such subordination, Tenant shall promptly execute and deliver, at its own cost and expense, any instrument, in recordable form if requested by Landlord, that Landlord, the lessor of any such lease or the holder of any such mortgage or any of their respective successors in interest may request to evidence such subordination, and Tenant hereby constitutes and appoints Landlord its attorney-in-fact to execute any such instrument for and on behalf of Tenant. The leases to which this Lease is, at the time referred to, subject and subordinate pursuant to this Article, are sometimes hereinafter called "superior leases" and the mortgages to which this Lease is, at the time referred to, subject and subordinate are sometimes hereinafter called "superior mortgages" and the lessor of a superior lease or its successor in interest at the time referred to is sometimes hereinafter called a "lessor."

      9.03. This Lease shall not terminate or be terminable by Tenant by reason of any termination of any superior lease, by summary proceedings, or otherwise, unless the lessor under the terminated superior lease shall elect in connection therewith to terminate this Lease and the right of Tenant to possession of the Demised Premises. Tenant agrees without further instruments of attornment in such case, to attorn to such lessor, to waive the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession of the Demised Premises in the event such superior lease is terminated, and that unless and until said lessor shall elect to terminate this Lease and extinguish the leasehold estate demised hereunder, this Lease shall not be affected in any way whatsoever by any such proceeding or termination. Tenant shall take no steps to terminate this Lease, whether or not such superior lease be terminated, without giving written notice to such lessor, and a reasonable opportunity to cure (without such lessor being obligated to cure), any default on the part of Landlord under this Lease. Notwithstanding anything to the contrary herein, Tenant shall attorn to the holder of any superior mortgage and Tenant shall have no right of offset or counterclaim to payment of any rent against the holder of any superior mortgage and any cancellation, surrender, or amendment of this Lease without the prior written consent of the holder of any superior mortgage shall be voidable by such holder of a superior mortgage. Tenant acknowledges and agrees that if any holder of a superior mortgage shall succeed to the interest of Landlord under this Lease, the holder of such mortgage shall assume (only while owner of and in possession or control of the Building of which the Demised Premises are a part) and perform all of Landlord's obligations under this Lease, but shall not be (i) liable for any act or omission of any prior landlord (including Landlord), (ii) liable for the return of any security deposit, (iii) subject to any offset or defense which Tenant may have paid for more than the current month to any such prior landlord, or (iv) bound by any assignment or modification of this Lease, made without its express written consent. Tenant shall not look to the holder of a superior mortgage or successor in title to the Demised Premises, in connection with the return of or accountability with respect to any security deposit required by Landlord, unless said sums have actually been received by such holder of a superior mortgage or successor in interest. Any reference to the holder of a superior mortgage hereinabove shall also include any of their respective successors in interest.

      9.04. If, in connection with the procurement, continuation or renewal of any financing for which the Land, and/or the Building or the interest of the lessee therein under a superior lease represents collateral in whole or in part, an institutional lender shall request reasonable modifications of this Lease as a condition of such financing, Tenant will not withhold its consent thereto, provided that such modifications do not materially increase the obligations of Tenant under this Lease or materially and adversely affect any rights of Tenant under this Lease.

      10.01. If the whole of the Demised Premises shall be taken for any public or quasi-public use by any lawful power or authority by exercise of the right of condemnation or of eminent domain, or by agreement between Landlord or the fee owner and those having the authority to exercise such right (hereinafter called "Taking"), the term of this Lease and all rights of Tenant hereunder, except as hereinafter provided, shall cease and expire as of the date of vesting of title as a result of the Taking, and the Base Rent and Additional, Rent payable under this Lease shall abate from and following the date on which the Taking occurs.

      10.02. In the event of a Taking of less than the whole of the Demised Premises, or a portion of the parking area, this Lease shall cease and expire in respect of the portion of the Demised Premises and/or parking area taken upon vesting of title as a result of the Taking and, if the Taking results in the portion of the Demised Premises remaining after the Taking being inadequate, in the reasonable judgment of Landlord for the efficient, economical operation of Tenant's business conducted at such time in the Demised Premises, Landlord may elect to terminate this Lease by giving notice to Tenant of such election not more than thirty (30) days after the actual Taking by the condemning authority stating the date of termination, which date shall be not more than thirty (30) days after the date of such notice to Tenant, and upon said date, this Lease and the term hereof shall cease and expire. If Landlord does not elect to terminate this lease as aforesaid: (i) the new Base Rent payable under this Lease shall be the product of the total Base Rent payable under this Lease multiplied by a fraction, the numerator of which is the rentable square foot area of the Demised Premises remaining after the taking, and the denominator of which is the rentable square foot area of the Demised Premises immediately preceding the Taking, and (ii) the net award for the Taking shall be paid to and first used by Landlord (subject to the rights of any mortgagee and/or fee owner) to restore the portion of the Demised Premises and the Building remaining after the Taking to substantially the same condition and tenant ability (hereinafter called "pre-taking condition") as existed immediately preceding the date of the Taking.

      10.03. In the event of a Taking of less than the whole of the Demised Premises which occurs during the period of one year next preceding the termination date of this Lease, Landlord may elect to terminate this Lease by giving notice to Tenant of such election, not more than thirty (30) days after the actual Taking by the condemning authority, stating the date of termination, which date of termination shall be no more than thirty (30) days after the date on which such notice of termination is given and upon the date specified in such notice, this Lease and the term hereof shall cease. On or before such termination date, Tenant shall vacate the Demised Premises, and any of Tenant's property remaining in the Demised Premises subsequent to such termination date shall be deemed abandoned by Tenant and shall become the property of Landlord.


      10.04. In the event of a Taking of the Demised Premises or any part thereof, and whether or not this Lease is terminated, Tenant shall have no claim against Landlord or the condemning authority for the value of the unexpired term of this Lease. Tenant agrees that in any condemnation proceeding, Tenant may make a claim only for the value of Tenant's fixtures, equipment and moving expenses.





      11.01. Tenant shall not assign, mortgage or encumber this Lease, its interest hereunder or the estate granted hereby, nor sublet or suffer or permit the Demised Premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance.

      11.02. If Tenant should assign its interest in this Lease, or if all or any part of the Demised Premises be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, as the case may be, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant contained herein. The consent by Landlord to any assignment or underletting shall not in any way be construed (i) to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting or (ii) release Tenant from any of its obligations under this Lease, including the payment of rent. In no event shall any permitted sublessee assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance.

      11.03. If Tenant shall desire to assign this Lease, or to sublet the Demised Premises or any part thereof, it shall no later than thirty (30) days prior to the proposed effective date of the assignment or sublet, submit to Landlord a written request for Landlord's consent to such assignment or subletting, which request shall contain the following information: (i) the name and address of the proposed assignee or subtenant; (ii) the terms and conditions of the proposed assignment or subletting; (iii) the nature and character of the business of the proposed assignee or subtenant and its proposed use of the Demised Premises; and (iv) current financial information regarding the proposed assignee or sublessee and any other information Landlord may reasonably request ("Tenant's Notice"). Landlord may, by notice to such effect given to Tenant within fifteen (15) days after either the receipt of Tenant's request for consent or the receipt of such further information as Landlord may request pursuant to this Section 11.03 above, whichever is later, terminate this Lease on a date to be specified in said notice (hereinafter, the "Termination Date"), which date shall be not earlier than one (1) day before the effective date of the proposed assignment or subletting nor later than sixty-one (61) days after said effective date. Tenant shall then vacate and surrender the Demised Premises on or before the Termination Date and the Term of this Lease shall end on the Termination Date as if that were the Expiration Date. Landlord shall be free to, and shall have no liability to Tenant if Landlord should, lease all or any part of the Demised Premises to Tenant's prospective assignee or subtenant.

      11.04. If Landlord shall not exercise its option to terminate this Lease pursuant to Section 11.03 above, then Landlord shall not unreasonably withhold its consent to the proposed assignment or subletting referred to in Tenant's Notice. In no event, will Landlord give its consent thereto unless the following further conditions shall be fulfilled:

            (1) Tenant shall not then be in default hereunder beyond the time herein provided, if any, to cure such default;

            (2) The proposed assignee or subtenant shall have a financial standing, be of a character, be engaged in a business, and propose to use the Demised Premises in a manner, consistent with the standards and in such respect of the other tenancies in the Building;

            (3) Landlord does not or in Landlord's reasonable judgment will not have, within six (6) months after the date of said Tenant's notice, suitable space available for the proposed subtenant or assignee in the Building or in any other building owned by Landlord in the office complex of which the Building is a part, the proposed assignee or subtenant shall not then be a tenant, subtenant or assignee of any space in the Building or in any other building owned by Landlord in the office complex of which the Building is a part other than of space included in the Demised Premises, nor shall the proposed assignee or sublessee be a person or entity with whom Landlord is then negotiating to lease space in the Building or in any other building owned by Landlord in the office complex of which the Building is a part;

            (4) Tenant shall reimburse Landlord on demand for any costs that may be incurred by Landlord in connection with said assignment or sublease, including, without limitation, the costs of making investigations as to the acceptability of the proposed assignee or subtenant, and legal costs incurred in connection with the granting of any requested consent (said costs not to exceed $2,000.00);

            (5) The proposed assignee or sublessee is not a person or entity with whom Landlord has or is then negotiating to lease space to in the Building;

            (6) The form of the proposed sublease shall be in a form reasonably satisfactory to Landlord and shall comply with the applicable provisions of this Article;

            (7) In Landlord's reasonable judgment the proposed assignee or subtenant is engaged in a business and the Demised Premises, or the relevant part thereof, will be used in a manner which (i) is consistent with the then standards of the Building; (ii) is limited to the use expressly permitted under this lease; and (iii) will not violate any negative covenant as to use contained in any other lease of space in the Building;

            (8) Tenant shall have complied with the provisions of Section 11.03 and Landlord shall not have exercised its option to terminate under said Section
11.03 within the time permitted therefor.

      11.05. Every subletting hereunder is subject to the express condition, and by accepting a sublease hereunder each subtenant shall be conclusively deemed to have agreed, that if this Lease should be terminated prior to the Expiration Date or if Landlord should succeed to Tenant's estate in the Demised Premises, then at Landlord's election the subtenant shall either surrender the Demised Premises to Landlord within sixty (60) days of Landlord's request therefor, or attorn to and recognize Landlord as the subtenant's landlord under the sublease and the subtenant shall promptly execute and deliver any instrument Landlord may request to evidence such attornment. Nothing contained herein to the contrary shall be deemed a waiver by Landlord to collect any Rent or Additional Rent due hereunder from the Subtenant.

      11.06. Notwithstanding any assignment and assumption by the assignee of all or any part of the obligations of Tenant hereunder, Tenant herein named, and each immediate or remote successor in interest of Tenant named herein, shall remain liable jointly and severally (as a primary obligor) with its assignee and all subsequent assignees for the performance of Tenant's obligations hereunder, and, without limiting the generality of the foregoing, shall remain liable to Landlord for all acts and omissions on the part of any assignee subsequent to it in violation of any of the obligations of this Lease.

      11.07. Notwithstanding anything to the contrary contained in this Lease, no assignment of Tenant's interest in this Lease shall be binding upon Landlord unless the assignee, and if the assignee is a partnership, the individual partners, shall execute and deliver to Landlord an agreement, whereby such assignee agrees unconditionally to be personally bound by and to perform all of the obligations of Tenant hereunder and further expressly agrees that notwithstanding such assignment the provisions of this Article shall continue to be binding upon such assignee with respect to all future assignments and transfers. A failure or refusal of such assignee to execute or deliver such an agreement shall not release the assignee from its liability for the obligations of Tenant hereunder assumed by acceptance of the assignment of this Lease.

      11.08. If Tenant shall sublet the Demised Premises to anyone for rents which for any period shall exceed the Base Rent and Additional Rent payable under this Lease for the same period (computed on a pro-rata per rentable square foot basis), Tenant shall pay Landlord, as Additional Rent hereunder, the amount of any rents, additional charges or other consideration payable under the sublease to Tenant by the sublessee which is in excess of the Base Rent and Additional Rent accruing during the term of the sublease in respect of the Demised Premises pursuant to the terms hereof (computed on a pro-rata per rentable square foot basis). The sums payable under this Section 11.08 shall be paid to Landlord as Additional Rent as and when payable by the subtenant to Tenant.

      11.09. Any transfer, by operation of law or otherwise, of Tenant's interest in this Lease (in whole or in part) or of a thirty (30%) percent or greater interest in Tenant (whether stock, partnership interest, membership interest, or otherwise) shall be deemed an assignment of this Lease within the meaning of this Article, and, as such, shall be subject to Landlord's rights under this Article. If there has been a previous transfer of less than a thirty (30%) percent interest in Tenant, then any simultaneous or subsequent transfer of an interest in Tenant which, when added to the total percentage interest previously transferred, totals a transfer of greater than a thirty (30%) percent interest in Tenant, shall be deemed an assignment of Tenant's interest in this Lease within the meaning of this Article. Notwithstanding anything contained to the contrary herein, if Tenant merges with or is purchased by a company that is otherwise acceptable to Landlord, Landlord will not unreasonably withhold or delay its consent under the provisions of this Article XI.

      11.10. In the event that (i) Landlord fails to exercise any of its options under this Article and approves a proposed assignment or sublease, and (ii) Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within forty-five (45) days after the giving of such consent, then, Tenant shall again comply with all of the provisions and conditions of this Article before assigning its interest in this Lease or subletting the Demised Premises, or any part thereof.

      12.01. (a) For purposes of this Article, the following terms shall have the following meanings:

                  (i) The term "Landlord's Cost" shall mean the average cost per kilowatt hour and average cost per kilowatt demand, by time of day, if applicable, to Landlord of purchasing electricity for the Building, including, without limitation, fuel adjustment charges (as determined for each month of the relevant period and not averaged), rate adjustment charges, sales tax, and/or any other factors used by the public utility company (the "Utility") servicing the Building in computing its charges to Landlord applied to the kilowatt hours of energy and kilowatts of demand purchased by Landlord during a given period; and

            (ii) the term "Landlord's Statement" shall mean an instrument containing a computation (or estimate thereof) of Landlord's Cost (hereinabove defined), or any other computation to be made by Landlord pursuant to the provisions of this Article.

      (b) Subject to the provisions herein, the parties agree that Landlord shall furnish electricity to Tenant on a "submetering" basis. Landlord shall, as part of LANDLORD'S WORK, install a meter or meters (collectively, the "Submeter") at a location designated by Landlord, connections from the risers and/or circuits servicing the Demised Premises to the Submeter, and perform all other work necessary for the furnishing of electric current by Landlord to the Demised Premises in the manner provided for in this subdivision. If, and so long as, electric current is supplied by Landlord to the Demised Premises to service Tenant's lighting and equipment, Tenant will pay Landlord, or Landlord's designated agent, as additional rent for such service, the amounts, as determined by the Submeter, for the purpose of measuring Tenant's consumption. The additional rent payable by Tenant pursuant to this subdivision shall be computed in the same manner as that for computation of Landlord's Cost, as applied to the Demised Premises. The amounts computed from the Submeter are herein called the "Electricity Additional Rent," and such amounts computed from the Submeter shall be binding and conclusive on Tenant. If the Submeter should fail to properly register or operate at any time during the term of this Lease for any reason whatsoever, Landlord may estimate the Electricity Additional Rent, and when the Submeter is again properly operative, an appropriate reconciliation shall be made by Tenant paying any deficiency to Landlord within twenty (20) days after demand therefor, or by Landlord paying any overpayment to Tenant within twenty (20) days, based upon, among other things, any increase or decrease in Landlord's Cost. The periods to be used in the aforesaid computation shall be as Landlord, in its reasonable discretion, may from time to time elect. When more than one meter measures the electric service rendered, each meter may be computed and billed at Landlord's option, separately, as above set forth, or cumulatively. Bills for the Electricity Additional Rent (the "Bills") shall be rendered to Tenant at such time as Landlord may reasonable elect.

      Landlord and Tenant agree that the Submeter might be installed subsequent to the date (the "Initial Occupancy Date") that Tenant, or anyone (including, without limitation, any contractors or other workmen) claiming under or through Tenant, first enters the Demised Premises. In such event, Landlord, at Landlord's sole option, may either (x) estimate the Electricity Additional Rent payable by Tenant for the period commencing on the Initial Occupancy Date and ending on the Occupancy Reading Date (hereinafter defined), and Tenant shall pay to Landlord, within ten (10) days after demand therefor, the amount set forth on Landlord's estimate, and, after rendition of a subsequent Landlord's Statement, an appropriate reconciliation shall be made for any deficiency owed by Tenant or any overage paid by Tenant, or (y) render a Landlord's Statement to Tenant, after a reading of the installed Submeter is made (said date upon which the Submeter is read being herein called the "Occupancy Reading Date"), on or about the date upon which Tenant shall have commenced normal business operations in the Demised Premises, and the amount calculated from the Submeter on the Occupancy Reading Date shall be determined on a per diem basis and then multiplied by the number of days from the Initial Occupancy Date through the Occupancy Reading Date to arrive at the amount due for said period, and Tenant shall pay the Electricity Additional Rent on the basis of such Submeter reading within ten (10) days after rendition of Landlord's Statement detailing such computation.

      If any tax is imposed upon Landlord's receipts from the sale or resale of electric current to Tenant by Federal, State or municipal authority, Tenant agrees that, unless prohibited by law, Tenant's Share of such taxes shall be passed on to and included in the bill of and paid by Tenant to Landlord as additional rent.

            (c) Landlord shall have full and unrestricted access to all air-conditioning and heating equipment, and to all other utility installations servicing the Building and the Demised Premises, and Landlord shall endeavor to give Tenant reasonable notice (except in the case of an emergency) prior to working with any of the aforementioned items within the Demised Premises. Landlord reserves the right temporarily to interrupt, stop or suspend air-conditioning and heating service, and all other utility or other services, because of Landlord's inability to obtain, or difficulty or delay in obtaining, labor or materials necessary therefor, or in order to comply with governmental restrictions in connection therewith, or for any other cause beyond Landlord's reasonable control. No diminution or abatement of Base Rent, Additional Rent or other compensation shall be or will be claimed by Tenant, nor shall this Lease or any of the obligations of Tenant hereunder be affected or reduced by reason of such interruptions, stoppages or curtailments the causes of which are hereinabove enumerated, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or reconstructive, total or partial eviction from the Demised Premises, unless such interruptions, stoppages or curtailments have been due to the arbitrary, willful or negligent act, or failure to act, of Landlord.

            (d) Telephone installation and service shall be the sole responsibility of Tenant, at Tenant's sole cost and expense. Tenant shall make all arrangements for telephone services with the company supplying said service, including the deposit requirement for the furnishing of service. Landlord shall not be responsible for any delays occasioned by failure of the telephone company to furnish service. Landlord shall provide all telephone company employees and all telephone and computer subcontractors with access to the Building equipment and the main telephone distribution system.

            (e) Power  demands,  including  only Tenant's  electrical  usage for
Tenant's equipment (including P.C.'s and copy machines and like items) shall not exceed four (4) watts per rentable square foot of the Demised Premises, or part thereof per hour. Landlord hereby reserves to itself the right, from time to time, to cause a reputable electric engineering company to make a survey of Tenant's energy usage to determine whether the four (4) watts per square foot limitation, as set forth in this Article, have been exceeded, and if so, to what extent. If these surveys indicate at any time that Tenant's energy use exceeds the four (4) watts per square foot limitation provided hereinabove, Tenant shall, upon notice from Landlord, immediately reduce its usage to comply with same. The cost of hiring Landlord's electric engineering company shall be borne by Landlord. Tenant, not later than thirty (30) days following the date upon which Tenant receives the aforementioned notice from Landlord, shall advise Landlord in writing if Tenant is of the opinion that such determination is erroneous. In such event, Tenant shall, at its own expense, obtain from a reputable electric engineering company its own survey of the Demised Premises. Landlord's electric engineering company and Tenant's electric engineering company shall then agree on a final determination. If they cannot agree, they shall choose a third reputable electric engineering company, the cost of which shall be shared equally by Landlord and Tenant, to make a similar survey. The determination by the third company shall be binding upon Landlord and Tenant. If the companies cannot agree on the choice of a third company, said choice shall be referred to arbitration pursuant to the provisions of this Lease. Pending resolution of any dispute, Tenant shall immediately reduce its usage requirements in accordance with the survey provided by Landlord's electric engineering company.

      12.02. Tenant shall make no alterations or additions to the electrical distribution system, electrical equipment or appliances without the prior written consent of Landlord in each instance. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the Building or the risers or wiring installation therein, and Tenant may not use any electrical equipment which, in Landlord's reasonable judgment, will overload such installations or interfere with the use thereof by other tenants of the Building.

      12.03. At Tenant's option, Tenant shall purchase from Landlord, at a reasonable, competitive price, and Landlord shall install, at Tenant's expense, all lamps and ballasts used in the Demised Premises.

      12.04 Tenant shall advise Landlord with respect to any material change in the periods of use of lighting fixtures, business machines and other electrical equipment within the Demised Premises.

      12.05. Landlord shall not be liable to Tenant for any loss or damage or expense which Tenant may sustain or incur by reason of any failure, inadequacy or defect in the character, quantity or supply of electric current furnished to the Demised Premises, except for actual damage suffered by Tenant by reason of any such failure, inadequacy or defect caused by the wrongful act, wrongful failure to act, or negligence of Landlord, or Landlord's failure to pay the appropriate utility company.

      12.06. If, and only if, Landlord is required by any governing authority having jurisdiction, Landlord shall, at its sole cost and expense, have the option, from time to time, to take such steps as are necessary (1) to have that portion of Tenant's electrical consumption as may be directly metered instead to be either calculated and paid on a rent inclusion basis, and, where necessary, to be submetered or check-metered, or (2) to have that portion of Tenant's electrical consumption as may be calculated and paid on a rent-inclusion basis instead to be directly metered or to be submetered or check-metered, or (3) to have the portion of Tenant's electrical consumption as may be submetered or check-metered instead to be either directly metered or calculated and paid on a rent-inclusion basis.

      12.07. Effective on the date Tenant shall first have actually occupied the Demised Premises, for the daily conduct of its business, but in no event later than the Commencement Date, Tenant shall pay to Landlord, as Additional Rent, for electrical power serving the Building Common Areas, at the rate of One and 10/100 Dollars ($1.10) per annum per rentable square foot of said premises (the "Common Area Electricity Factor"), subject to escalation as hereinafter provided.

      12.08. The Common Area Electricity Factor shall be subject to increase or decrease by a percentage equal to the percentage increase or decrease in cost to Landlord of supplying such electricity, as a result of the occurrence of any of the following events:

            (a) An increase in the public utility rate for the supply of electrical energy to the Building. As used in this Article 12, the term "public utility rate" shall include any fees, tariffs, demand charges, rates or surcharges foreseen or unforeseen, now or at any time in the future imposed, which Landlord is required to pay in connection with obtaining electrical energy for the Building, including, without limitation, fuel adjustment increases;

            (b) An increase in any sales, excise or similar taxes, or the addition of increase in any other similar charges levied for the purchase of electrical energy.

      Upon any adjustment of the Common Area Electricity Factor pursuant to the provisions of Section 12.08, Landlord shall furnish to Tenant a statement setting forth the Additional Rent payable hereunder. In no event shall such amount be less than the Common Area Electricity Factor.

      12.09. Each adjustment in Additional Rent payable pursuant to this Article shall be effective retroactively as of the effective date of any of the increases set forth in subsections (a) and (b) of Section 12.08 hereof.

      Tenant shall pay to Landlord the first installment of Additional Rent due as a result of any adjustments pursuant to Section 12.08 within twenty (20) days after Landlord shall have submitted to Tenant the statement set forth therein.

      13.01. Landlord or Landlord's agents shall have the right to enter the Demised Premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Landlord may deem necessary and desirable to the Demised Premises or to any other portion of the Building or which Landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this Lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Landlord will perform such work in such manner as to cause reasonably minimal interference with Tenant's use and enjoyment of the Demised Premises. Tenant shall not be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Landlord shall have the right to enter the Demised Premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the Building or others and during the last twelve (12) months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the Demised Premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly, and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected.





      14.01. As set forth on the first page of this Lease, during the Term hereof the rent reserved under this Lease shall be and consist of:

      (i) an annual rent (hereafter, the "Base Rent") in the amount of TWO HUNDRED EIGHTY TWO THOUSAND EIGHT HUNDRED FORTY ($282,840.00) Dollars per annum ($23,570.00 per month), which Base Rent shall increase annually by an amount equal to the then current Base Rent multiplied by THREE AND 50/100 (3.50%) percent; and

      Notwithstanding the foregoing, as per Article II hereof, no Base Rent shall be due for the fifteenth, twenty-fourth and twenty-fifth months following the Commencement Date (except in connection with a default, in which case
Article XX shall govern).

      (ii) all other sums of money as shall become due and payable by Tenant under this Lease (hereinafter, "Additional Rent"), including, without limitation, those items specified in Article XV of this Lease, all of which sums shall be payable as hereinafter provided, all to be paid to Landlord, as specified on the first page of this Lease. In the event any installment of Base Rent or Additional Rent required pursuant to the provisions of this Lease to be paid by Tenant is not paid when due, such installment shall bear interest at the rate of twelve (12%) percent per annum from the date said installment was due and payable, said interest to be deemed Additional Rent. In addition, Tenant shall pay upon demand by Landlord any attorney's fees incurred by Landlord in connection with the imposition, collection or payment of any Base Rent, Additional Rent and/or said interest, said attorney's fees to be deemed Additional Rent.





      15.01. Tenant shall pay to Landlord as Additional Rent real estate tax escalations pursuant to the further provisions of this Article XV.

      15.02. For the purposes of this Article, the term "Taxes" shall include the sum of all real estate taxes and assessments, special assessments, water and sewer rents and each and every installment thereof which shall or may during the Term of this Lease be levied, assessed, imposed, become due and payable, or liens upon or arising in connection with the use, occupancy or possession of or grow out of, or for the Building and/or the Land, or any part thereof as if the Building and Land were the sole asset of Landlord. If at any time during the Term of this Lease the methods of taxation prevailing at the execution of this Lease shall be altered so that in lieu of or as a substitute for the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate or the improvements thereon there shall be levied, assessed or imposed (i) a tax, assessment, levy, imposition or charge wholly or partially payable as a capital levy or otherwise on the rents received therefrom, or (ii) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon the Demised Premises and imposed upon Landlord, or (iii) a license fee or charge measured by the rents payable by Tenant to Landlord, or (iv) a license fee or charge measured by the rent receivable by Landlord for the Building or any portion thereof and/or the Land or any other building or other improvements constructed on the Land, or (v) a tax, license fee or charge imposed on Landlord which is otherwise measured by or based in whole or in part, upon the Building or any portion thereof and/or the Land or any other building or other improvements constructed on the Land, or (vi) any other tax or levy imposed in lieu of or as a substitute for Taxes which are levied, assessed or imposed as of the date of this Lease, then in any such event, the same shall be included in the computation of Taxes hereunder. A tax bill or copy thereof shall be conclusive evidence of the amount of Taxes or installments thereof.

      15.03. If, at any time subsequent to the Commencement Date, the Taxes for any General Tax Year and/or School Tax Year shall be more than the Base General Tax Year and/or Base School Tax Year, then, in such event, Tenant shall pay to Landlord, as Additional Rent, Tenant's Pro Rata share of such excess (the "Excess Taxes"), in the manner provided in this Article.

      15.03.1. Base General Tax Year shall mean the taxes, as finally determined, for the General Tax Year fiscal period commencing January 1, 2000, and ending on December 31, 2000.

      15.03.2. Base School Tax Year shall mean the taxes, as finally determined, for the School Tax Year fiscal period commencing July 1, 2000, and ending on June 30, 2001.

      15.03.3. General Tax Year shall mean each period of 12 months, commencing on January 1 of each such period, in which occurs any part of the term of this Lease, or such other period as hereafter may be duly adopted by the County of Nassau as its fiscal year for real estate tax purposes.

      15.03.4. School Tax Year shall mean each period of 12 months, commencing on July 1 of each such period, in which occurs any part of the term of this Lease, or such other period of 12 months occurring during the term of this Lease as hereafter may be duly adopted as the fiscal year for real estate tax purposes of the school taxing authority.

      15.04. Landlord shall render to Tenant a statement of the Excess Taxes, including a statement of the Base General and/or School Tax Year amount, as applicable, and the Additional Rent increase computed as set forth in 15.03 hereof, and such increase shall be paid within twenty (20) days after rendition thereof. A tax bill or copy thereof submitted by Landlord to Tenant shall be conclusive evidence of the amount of Taxes. Landlord shall have the right to establish an escrow to cover the escalations for Taxes contemplated by this
Article 15 and Tenant shall pay one-twelfth of such estimate each month on the date in which payments of Base Rent are due, subject to adjustment at the end of each calendar year. Such escrow payments shall commence on the first day of the month after receipt of notice from Landlord of the calculation of the estimate.

      15.05. Only Landlord shall be eligible to institute proceedings to reduce the assessed valuation of the Land or the Building. In the event Landlord shall obtain a tax refund as a result of any such reduction proceedings, then, provided Tenant is not then in default under the terms of this Lease, and after all applicable grace periods have expired, and after the final conclusion of all appeals or other remedies, Tenant shall be entitled to Tenant's Pro Rata Share of the net refund obtained. As used herein, the term "net refund" means the refund plus interest, if any, thereon, paid by the governmental authority less appraisal, engineering, expert testimony, attorney, printing and filing fees and all other Landlord costs and expenses of the proceeding. Tenant shall pay to Landlord Tenant's Pro Rata Share of all appraisal, engineering, expert testimony, attorney, printing and filing fees and all other reasonable costs and expenses of the proceeding incurred by Landlord in the event said proceeding does not result in any net refund. Notwithstanding anything contained to the contrary herein, Tenant shall not be entitled to any refund in excess of monies paid by Tenant hereunder.

      15.06. Landlord's failure during the Term of this Lease to submit tax bills or copies thereof to Tenant, or Landlord's failure to make demand under this Article or under any other provision of this Lease shall not in any way be deemed a waiver of, or cause Landlord to forfeit or surrender its rights to collect any items of Additional Rent which may have become due pursuant to this Article during the term of this Lease. Tenant's liability for the Additional Rent due under this Article shall survive the expiration or sooner termination of this Lease.

      15.07. In no event shall any adjustment of Tenant's Pro Rata Share of the Taxes payable hereunder result in a decrease in Base Rent or Additional Rent payable pursuant to any other provision of this Lease, it being agreed that the payment of Additional Rent under this Article is an obligation supplemental and in addition to Tenant's obligation to pay Base Rent.

      15.08. If any Tenant's Changes result in an increased real estate tax assessment, Tenant shall pay to Landlord, as Additional Rent, the amount of such increased assessment.





      16.01. If at any time prior to the Commencement Date there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement with creditors, this Lease shall ipso facto be cancelled and terminated and in which event neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or of any order of any court shall be entitled to possession or to remain in possession of the Demised Premises but shall forthwith quit and surrender the Demised Premises and Landlord, in addition to the other rights and remedies it has by virtue of any other provisions herein or elsewhere in this Lease contained or by virtue of any statute or rule or law, may retain as liquidated damages any rent or any deposit or monies received by it from Tenant or others on behalf of Tenant.

      16.02. If at the Commencement Date or if at any time during the Term of this Lease there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property or if Tenant makes an assignment for the benefit of creditors or petitions for or enters into an arrangement with creditors, this Lease, at the option of Landlord exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated by written notice by Landlord to Tenant and in which event neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of any order of any court shall be entitled to possession or to remain in possession of the Demised Premises but shall forthwith quit and surrender the Demised Premises and Landlord, in addition to the other rights and remedies it has by virtue of any other provisions herein or elsewhere in this Lease contained or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security, deposit or monies received by Landlord from Tenant or others on behalf of Tenant.

      16.03. At any of the times mentioned in either Sections 16.01 or 16.02 hereof, if an involuntary insolvency, bankruptcy or reorganization proceeding shall be instituted against Tenant as provided in said Sections, Tenant shall have sixty (60) days in which to vacate the same before Landlord shall have any right to terminate this Lease.

      16.04. It is stipulated and agreed that in the event of the termination of this Lease pursuant to Sections 16.01 or 16.02 hereof, Landlord shall forthwith, notwithstanding any other provisions of this Lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the Term of this Lease and the fair market rental value of the Demised Premises, if lower than the rent reserved, at the time of termination, for the unexpired portion of the Term of this Lease, both discounted at the rate of four (4%) percent per annum to present worth thereof. Nothing contained herein shall limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above. In determining the fair market rental value of the Demised Premises the rent realized by any arms-length re-letting, if such reletting be accomplished by Landlord within a reasonable time after termination of this Lease, shall be deemed prima facie evidence of the fair market rental value. Any disputes with respect to the fair market rental value shall be resolved pursuant to the arbitration provisions of this Lease.

      17.01. Tenant shall give prompt notice to Landlord in case of fire or other damage to the Demised Premises or the Building.

      17.02. If the Demised Premises or the Building shall be damaged by fire or other casualty, Landlord, at Landlord's expense, shall repair such damage. However, Landlord shall have no obligation to repair any damage to, or to replace, Tenant's personal property or any other property or effects of Tenant. If the Demised Premises shall be rendered untenantable by reason of any such damage, the Base Rent and Additional Rent shall abate for the period from the date of such damage to the date when such damage shall have been substantially repaired, and if only a part of the Demised Premises shall be so rendered untenantable, the Base Rent and Additional Rent shall abate for such period in the proportion which the Rentable Area of the Demised Premises so rendered untenantable bears to the total Rentable Area of the Demised Premises. However, if, prior to the date when all of such damage shall have been repaired, any part of the Demised Premises so damaged shall be rendered tenantable and shall be used or occupied by Tenant or other persons claiming through or under Tenant, then the amount by which the Base Rent and Additional Rent shall abate shall be equitably apportioned for the period from the date of any such use or occupancy to the date when all such damage shall have been repaired. Tenant hereby expressly waives the provisions of Section 227 of the New York Real Property Law, and of any successor law of like import then in force, and Tenant agrees that the provisions of this Article shall govern and control in lieu thereof.

      17.03. Notwithstanding the foregoing provisions of this Article, if prior to or during the term of this Lease, (i) the Demised Premises shall be totally damaged or rendered wholly untenantable by fire or other casualty, and if Landlord shall decide not to restore the Premises, or (ii) the Building shall be so damaged by fire or other casualty that, in Landlord's opinion, substantial alteration, demolition, or reconstruction of the Building shall be required (whether or not the Demised Premises shall have been damaged or rendered untenantable), then, in any of such events, Landlord at Landlord's option, may give to Tenant, within ninety (90) days after such fire or other casualty, a five (5) days' written notice of termination of this Lease and, in the event such notice is given, this Lease and the Term shall come to an end and expire (whether or not said Term shall have commenced) upon the expiration of said five
(5) days with the same effect as if the date of expiration of said five (5) days were the expiration date, and the Base Rent and Additional Rent shall be apportioned as of such date and any prepaid portion for any period after such date shall be refunded by Landlord to Tenant.

      17.04. If this Lease shall not be terminated as provided in Section 17.03 hereof, Landlord shall, at its expense, repair or restore the Demised Premises with reasonable diligence and dispatch, substantially to the condition immediately prior to the casualty except that Landlord shall not be required to repair or restore any of Tenant's leasehold improvements or betterments, furniture, furnishings, decorations or any other installations made at Tenant's expense. All insurance proceeds payable to Tenant for such items shall be held in trust by Tenant and upon the completion by Landlord of repair or restoration, Tenant shall prepare the Premises for occupancy by Tenant in the manner obtaining immediately prior to the damage or destruction in accordance with plans and specifications approved by Landlord.

      17.05. In no event shall Landlord be liable to Tenant for any consequential damages to or loss of business suffered by Tenant by reason of any damages or casualty, regardless of fault, and apart from the apportionment of rent required under Section 17.02 in the event a portion of the Demised Premises is rendered untenantable, Tenant's sole recourse for any damages shall be against Tenant's insurance company, regardless of fault, and Tenant waives on its own behalf and on behalf of any insurer, any claim therefor against Landlord.



      18.01. Tenant shall maintain with responsible companies which are A rated or better in Best's Insurance Guide and approved by Landlord (i) Comprehensive General Liability Insurance, against all claims, demands or actions for personal injury to or death of any one person in an amount of not less than $1,000,000 and for injury to or death of more than one person in any one accident or occurrence to the limit of not less than $3,000,000 and for damage to property in an amount of not less than $500,000 made by or on behalf of any person, arising from, related to, or in any way connected with the conduct and operation of Tenant's use of or occupancy of the Premises, or caused by actions or omissions to act, where there is a duty to act, of Tenant, its agents, servants and contractors, which insurance shall name Landlord, its managing agent, mortgagee, if any and any other designees as additional insureds; (ii) property insurance against hazards covered by an all risk coverage insurance policy (including fire, extended coverage, vandalism, malicious mischief and sprinkler leakage) as Landlord may reasonably, from time to time, require, covering all fixtures and equipment, stock in trade, furniture, furnishings, improvements or betterments installed or made by Tenant in, on or about the Premises to the extent of at least 100% of their replacement value, without deduction for depreciation, but in any event in an amount sufficient to prevent Tenant from becoming a co-insurer under provisions of applicable policies; and (iii) worker's compensation insurance covering all persons employed by Tenant or in connection with any work performed by Tenant. Said Comprehensive General Liability Insurance shall also contain provisions for contractual liability insurance under the comprehensive general liability section of the insurance certificate in an amount not less than $1,000,000, and business interruption insurance covering Tenant's business. All of Tenant's insurance shall be in form satisfactory to Landlord and shall provide that it shall not be subject to cancellation, termination or change except after at least thirty (30) days prior written notice to Landlord. All policies required pursuant to this Section 18.01 or duly executed certificates for the same shall be deposited with Landlord not less than 10 days prior to the day Tenant is expected to take occupancy and upon renewals of said policies not less than 15 days prior to the expiration of the term of such coverage. All such policies or certificates shall be delivered with satisfactory evidence of the payment of the premium therefor. Landlord and Tenant mutually agree that with respect to any loss which is covered by insurance then being carried by them respectively, or required to be carried, or as to any coverage which Landlord agrees need not be carried, the party suffering a loss, releases the other from any and all claims with respect to such loss; and Tenant further agrees that its insurance companies shall have no right of subrogation against Landlord or its agents on account thereof.

      18.02. Tenant shall pay on demand any increase in premiums that may be charged on insurance carried by Landlord resulting from Tenant's use or occupancy of the Premises, whether or not Landlord has consented to the same. In determining whether increased premiums are the result of Tenant's use or occupancy or vacancy of the Premises, a schedule or "makeup" rate of the organization issuing the fire insurance, extended coverage, vandalism, and malicious mischief, special extended coverage or any or all risk insurance rates for the Demised Premises or any rule books issued by the rating organization or similar bodies or by rating procedures or rules of Landlord's insurance companies shall be conclusive evidence of the several items and charges which make up the insurance rates and premiums on the Premises and the Building. If, due to the (i) occupancy, or (ii) abandonment, or (iii) Tenant's failure to occupy the Demised Premises as herein provided, any such insurance shall be cancelled by the insurance carrier, then, in any of such events Tenant shall indemnify and hold Landlord harmless against any loss which would have been covered by such insurance. Tenant also shall pay any increase in premiums on such rent insurance as may be carried by Landlord for its protection against rent loss through fire or other casualty, if such increase shall result from any of the foregoing events.





      19.01. Landlord, at its cost and expense, shall provide to Tenant such passenger and freight elevator service during normal business hours and normal business days (as said terms are defined in Section 19.07 hereof) as shall be reasonably necessary for the accomplishment of the Permitted Use. Tenant shall pay as Additional Rent hereunder the costs and expenses incurred by Landlord in providing additional elevator service beyond normal business hours and normal business days. However, Landlord shall be under no obligation to provide any such additional elevator service.

      19.02. Landlord, at its cost and expense, shall maintain, operate and keep in good working order and repair the base building air-conditioning, heating and ventilating systems. Subject to any applicable policies or regulations adopted by any utility or governmental authority, the aforesaid systems shall be operated by Landlord during normal business hours on normal business days (as said terms are hereinafter defined) when seasonably required as determined by Landlord. In the event Tenant shall require air-conditioning, heating and ventilation services for any part of the Demised Premises beyond normal business hours or beyond normal business days, Landlord shall furnish such services upon not less than twenty -four (24) hours prior written notice from Tenant received by Landlord during normal business hours.

      19.03. Tenant covenants that it will at all times comply with all regulations and requirements which Landlord may reasonably prescribe for the proper functioning and protection of said air-conditioning system. Any use or occupancy of the Demised Premises during the hours or days Landlord is not so required pursuant to this Article to furnish heat, ventilation or air -conditioning to the Demised Premises shall be at the sole risk, responsibility and hazard of Tenant. If Tenant's use of the Demised Premises, or any part thereof, exceeds the design condition limitations of the heating, ventilating and air-conditioning systems (including occupancy of one person per 100 useable square feet and total electrical load from Tenant's light and power of 4 watts per rentable square foot), or if Tenant rearranges partitions in such a manner as to interfere with the normal operations of these systems, Landlord at its option and at Tenant's expense, may make the changes to said systems made necessary by said use or said rearrangement.

      19.03.1 In the event Tenant requires supplemental heating, ventilation and air conditioning, such additional equipment will be installed by Landlord, at Tenant's sole cost and expense, provided that, in Landlord's reasonable judgment, same will not cause damage or injury to the Building or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs, or expense or interfere with or disturb other tenants; and Tenant shall reimburse Landlord in such an amount as will compensate for the cost incurred in operating such additional equipment. Tenant shall hire, at its own cost and expense, a reputable service contractor to maintain and repair any supplemental heating, ventilation and air conditioning equipment that exclusively services the Demised Premises, and Tenant shall supply Landlord with copies of service or maintenance contracts entered into with such contractor. Landlord shall have no responsibility for the maintenance, repair or operation of such supplemental equipment.

      19.04. Landlord, at its cost and expense but subject to reimbursement as provided in this Section 19.04 hereof, shall furnish janitorial and cleaning services in the Demised Premises in accordance with the "Cleaning and Janitorial Service" requirements attached as Exhibit "B" hereto. Tenant shall pay Landlord a reasonable charge for any extra cleaning work in the Demised Premises required because of (i) misuse or neglect on the part of Tenant or its employees or visitors; (ii) private lavatories or toilets or other special facilities requiring greater or more difficult cleaning work than normal office areas;
(iii) the cleaning of unusual quantities of interior glass surfaces or other non-building standard materials or finishes installed by Tenant; or (iv) the removal of so much of any refuse and rubbish of Tenant as shall exceed that ordinarily accumulated daily in the routine of business office occupancy. Landlord, its cleaning contractor and their employees shall have access to the Demised Premises subject to Tenant's reasonable security requirements after normal business hours and such use of light, power and water in the Demised Premises as is reasonably required for cleaning the Demised Premises in accordance with said Exhibit "B".

      19.05. Landlord shall furnish, at its cost and expense, tepid and cold water for ordinary lavatory, drinking and office cleaning purposes only. The cost of heating water for use or consumption in connection with the operation of any dining or kitchen areas located in the Demised Premises, if so permitted by Landlord as hereinafter provided, shall be at a reasonable additional charge to Tenant. If Tenant requires, uses or consumes water for any other purpose or in unusual quantities (of which fact Landlord shall be the sole judge) Landlord may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to measure Tenant's water consumption and Tenant shall pay for all water consumed as shown on said meter (or as determined by survey) as Additional Rent as and when the bills are rendered and in default in making such payment, Landlord may pay such charges and collect same from Tenant. If a water meter is so installed, Tenant covenants and agrees to pay its Pro Rata Share of the sewer rents and all other charges which are now or hereafter assessed, imposed or may become a lien on the Demised Premises, or the Building. Such a meter shall also be installed and maintained at Tenant's sole expense if required by applicable law or governmental regulation or order.

      19.06. No sign or signs, except in uniform style and uniform location as fixed by Landlord in its signage specification, will be permitted in the public corridors, or on corridor doors or entrances, or on exterior windows or other glass to the Demised Premises. No sign shall be affixed or installed by Tenant in or outside of the Demised Premises without the prior written consent of Landlord. Tenant agrees to promptly remove such signage if Landlord undertakes any renovations or design improvements and Landlord determines that such signage interferes with or is inconsistent with such subsequent renovations or improvements. If Landlord elects to remove such signage or any signage not approved by Landlord, Tenant shall, upon five (5) days' notice from Landlord, pay Landlord all costs and expenses, together with interest, for the removal and restoration of same. Landlord, at Landlord's expense, will furnish and install, adjacent to the suite entrance, a building standard plaque for Tenant. Plaques will exhibit the suite number and the Tenant's name. Additional names will be deemed to be in excess of building standard. Tenant must submit a sample of the proposed signage which must match Landlord's quality, style, color and all other particulars of Landlord's building standard signage. Tenant shall be entitled to the building standard quality and size of building directory listing as requested.

      19.07. For the purpose of this Article, "normal business hours" for the Demised Premises shall be from 8:00 A.M. to 6:00 P.M. on weekdays and from 9:00 A.M. to 1:00 P.M. on Saturdays. Normal business hours shall be observed on "normal business days," which shall be all days except Sundays and those holidays listed on Exhibit "C" annexed hereto.

      19.08. Landlord reserves the right to interrupt, curtail or suspend services of the water, heating, air-conditioning, ventilating, elevator, plumbing and electric systems, when necessary for repairs or alterations which, in the sole judgment of Landlord are desirable or necessary to be made, or when required by any governmental law, order or regulation, or for any other cause beyond the reasonable control of Landlord, until such time as said repairs or alterations shall have been completed. Landlord shall have no responsibility or liability for failure to supply heat, water, air-conditioning, elevator, plumbing, electric, cleaning and janitor services during said period, or when prevented from so doing by strikes, accidents, or by any cause beyond Landlord's control or by governmental laws, orders, or regulations or failure of a suitable fuel supply, or inability by exercise or reasonable diligence to obtain suitable fuel. Landlord will use reasonable efforts to remove or eliminate the cause of any such failure as promptly as possible. No diminution or abatement of Base Rent, Additional Rent or other compensation shall or will be claimed by Tenant as a result therefrom, nor shall this cause any of Tenant's obligations hereunder to be affected or reduced by reason of such interruption, curtailment or suspension.

      19.09. Landlord shall render bills concerning all services provided to Tenant by Landlord which costs are the responsibility of Tenant to pay pursuant to the terms of this Article, with all such sums so billed due and payable by Tenant as Additional Rent within thirty (30) days after the date said bill shall have been rendered to Tenant. The costs of such services shall include
Landlord's actual costs for fuels, electricity and reasonable associated personnel salaries and benefits.

      19.10. Tenant shall have no right to maintain any facilities in the Demised Premises for cooking or the preparation of food in any form without the prior written consent of Landlord. Without limiting the generality of the foregoing, Tenant shall not install or maintain in the Demised Premises a gas or electric range, electric or microwave ovens, hot plates or so-called Dwyer kitchen units. Tenant shall have the right to maintain a machine for the making of hot beverages, provided the electric consumption thereof does not exceed the capacity of the electric service to the Demised Premises.





      20.01. Tenant shall observe strictly with the rules and regulations set forth in Exhibit "D" annexed hereto and such other and further reasonable rules and regulations as Landlord or Landlord's agents may from time to time adopt (such rules and regulations as have been or may hereafter be adopted or amended are hereinafter the "Rules and Regulations").





      21.01. Landlord or its employees, agents or managing agents shall not be liable for any damages or injury to property of Tenant or of any other person, including property entrusted to employees of Landlord, nor loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause whatsoever arising from the acts or neglect of any Tenant, occupant, invitee or licensee of the Building, nor for any consequential damages or loss of business suffered by Tenant, or from any other cause whatsoever, unless caused by the unlawful act or omission of Landlord, or such damage or injury is caused by Landlord's negligence, nor shall Landlord or its agents, employees, or managing agents be liable for any such damage caused by other tenants or persons in, upon or about the Building, or caused by operations in construction of any private, public or quasi-public work; nor shall Landlord be liable for any latent defect in the Demised Premises or in the Building. Notwithstanding the foregoing, in no event shall Landlord be liable for any loss or damage for which Tenant has, or is required hereunder to carry, insurance.

                                  ARTICLE XXII

      22.01. Tenant shall indemnify and save Landlord and its employees, agents (including, but not limited to managing agents) harmless from and against (i) any and all claims against Landlord of whatever nature arising from any act, omission or negligence of Tenant, its contractors, licensees, subtenants, agents, servants, employees, invitees or visitors, (ii) all claims against Landlord arising from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the term of this Lease in or about the Demised Premises, except as due to Landlord 's negligence or willful misconduct (iii) all claims against Landlord arising from any accident, injury or damage occurring outside of the Demised Premises but anywhere within or about the Building where such accident, injury or damage results or is claimed to have resulted from an act or omission of Tenant or Tenant's agents, employees, subtenants, invitees or visitors, and (iv) any breach, violation or non-performance of any covenant, condition or agreement in this Lease set forth and contained on the part of Tenant to be fulfilled, kept, observed and performed. This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, consequential damages, fines, suits, demands, costs and expenses of any kind or nature incurred in or in connection with any such claim or proceeding brought thereon (including, without limitation, attorneys' fees), and the defense thereof.



      23.01. Subject to the Parking Area Rules and Regulations annexed hereto as part of Exhibit "D", Tenant and its employees shall be permitted to park in the underground parking lot serving the Building. Tenant understands that parking spaces shall not be reserved but shall be available on a first-in basis. Tenant's servants, employees, agents, visitors, and licensees shall park their passenger vehicles, trucks or delivery vehicles only in areas designated by Landlord as areas for such parking. All cars must vacate the underground parking lot by 7:00 p.m. Monday through Friday and by 1:15 p.m. on Saturday. If a car is not removed as stated above, Tenant shall have no access to the car until 8:00 a.m. on the next business day. All posted signs governing the use of underground and on-grade parking must be honored and the speed limit within the parking areas is limited to 20 miles per hour. Landlord retains the right to ban specific licensed cars from all parking facilities in the event of multiple violations by specific cars driven by Tenant, its employees, its invitees or others who claim to be on Landlord's premises for purposes of visiting or performing functions on behalf of Tenant. Notwithstanding anything to the contrary herein, Tenant shall be allowed forty-seven (47) car spots in the underground parking lot at the Building, on a general unassigned basis, at no additional charge. Landlord shall have no responsibility for maintaining or removing vehicles from any such parking spaces. In the event that any existing tenancies are terminated and reserved parking spaces become available, Landlord shall make available to Tenant up to seven (7) designated parking spaces.

      24.01. If Tenant shall default in the observance or performance of any obligation of Tenant under this Lease, then, unless otherwise provided elsewhere hereunder, Landlord may immediately or at any time thereafter without notice perform such obligation of Tenant without thereby waiving such default. If Landlord, in connection therewith incurs any costs including, but not limited to, attorneys fees in instituting, prosecuting or defending any action or proceeding, such costs with interest at the rate of twelve (12%) percent per annum, shall be deemed to be Additional Rent hereunder and shall be paid by Tenant to Landlord within five (5) days of rendition of any bill or statement to Tenant therefor.



      25.01. Tenant shall be deemed in default of the obligations to be performed by it pursuant to the provisions of this Lease if Tenant shall fail to make payment of the Base Rent, or of any item of Additional Rent, or of any other payment reserved herein within the time provided in this Lease for payment of same to be made, and said failure (other than the failure to pay Base Rent) continues for a period of five (5) days after written notice thereof is given by Landlord, or if Tenant shall fail to fulfill any of the covenants of this Lease (other than the covenants for the payments reserved herein) and said failure shall continue for a period of ten (10) days after written notice thereof is given by Landlord specifying such failure (or, in the case of a default or omission the nature of which cannot be completely cured or remedied within ten
(10) days, and Tenant shall not have diligently commenced curing such default within said ten (10) day period and not thereafter with reasonable dispatch and diligence and in good faith proceeded to remedy or cure such default, all in Landlord's sole judgment), or if Tenant shall fail to take possession of the Demised Premises within fifteen (15) days after the Commencement Date, or if the Demised Premises shall become vacant or deserted, or if the Demised Premises are damaged by reason of negligence or carelessness of Tenant, or if any execution or attachment shall be issued against Tenant. In the event of such a default by Tenant, Landlord may give five (5) days notice of its intention to end the Term of this Lease ("Notice of Termination") and thereupon at the expiration of said five (5) days, the Term of this Lease shall expire. Tenant shall then quit and surrender the Demised Premises, but shall remain liable as hereinafter provided.

      25.02. If the Notice of Termination shall have been given and the Term hereof shall expire as aforesaid, then and in such event Landlord may without additional notice re-enter the Demised Premises, either by force or otherwise, and dispossess Tenant and the legal representative of Tenant or other occupant of the Demised Premises by summary proceedings or otherwise remove their effects and hold the Demised Premises as if this Lease had not been made, and Tenant and its legal representative or other occupant of the Demised Premises hereby waives service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall default hereunder prior to the date fixed as the commencement of any renewal or extension of this Lease, then Landlord may cancel and terminate such renewal or extension.

      25.03. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, as aforesaid, (i) the Base Rent and Additional Rent due at the time of said default shall become due thereupon and be paid up to the time of such reentry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys fees, brokerage fees and/or putting the Demised Premises in good order or for preparing the same for re-rental; (ii) Landlord may re-let the Demised Premises or any part or parts thereof, either in its own name or otherwise, for a term or terms which may, at its option, be shorter or longer than the period which would otherwise have constituted the remainder of the Term of this Lease and may grant concessions or free rent, to such extent as Landlord in Landlord's sole judgment considers advisable and necessary to re-let the same; and (iii) Tenant or its successors shall also pay to Landlord as liquidated damages for the failure of Tenant to observe and perform its covenants contained herein any deficiency between the Base Rent and Additional Rent hereby reserved and the net amount, if any, of the rents collected on account of the lease or leases of the Demised

Premises or parts thereof for each month of the period which would otherwise have constituted the remainder of the Term of this Lease; and (iv) that Tenant or its successors shall also pay to Landlord Base Rent and Additional Rent payable by Tenant to Landlord for any period during which Landlord shall have given to Tenant any abatement of Base Rent and/or Additional Rent pursuant to the provisions of this Lease. The failure of Landlord to re-let the Demised Premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing the aforesaid liquidated damages, there shall be added to said deficiency such expenses as Landlord shall incur in connection with such re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for restoring the Demised Premises to or keeping same in good working order. Any such liquidated damages shall be paid in monthly installments on the rent day specified in this Lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Upon Landlord's permitted entry hereunder, Landlord, at its option, may make such alterations, repairs, replacements and decorations in the Demised Premises as Landlord, in its sole judgment, considers advisable or necessary for the purpose of re-letting the Demised Premises, and the making of such alterations and decorations shall not operate or be construed to release Tenant from liability hereunder. Landlord shall in no event be liable in any way whatsoever for failure to re-let the Demised Premises, or, in the event that the Demised Premises are re-let, for reasonable failure to collect the rent thereof under such re-letting, and, in no event shall Tenant be entitled to receive any excess of such net rent collected above the sums payable by Tenant to Landlord hereunder. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy in law or equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed, for any cause, or in the event of Landlord obtaining possession of the Demised Premises by reason of the violation of Tenant of any of the covenants and conditions of this Lease, or otherwise. It is expressly stipulated and agreed that Tenant shall be and remain liable for all of its obligations under this Lease following termination, eviction or abandonment, it being understood and agreed that, anything contained in this Lease to the contrary notwithstanding, that Landlord has no duty to mitigate Tenant's damages and may simply leave the Demised Premises vacant until the end of the originally stated Term and demand all rent from Tenant.

         25.04. It is stipulated and agreed that in the event of the termination of this Lease pursuant to the provisions of this Article, Landlord shall forthwith, notwithstanding any other provisions of this Article or of this Lease to the contrary, be entitled (in addition to all other rights and remedies at law or in equity or elsewhere provided in this Lease) to recover from Tenant as and for liquidated damages an amount equal to the excess of (a) the sum of (i) Base Rent for the unexpired portion of the Term of this Lease plus (ii) that Base Rent and Additional Rent payable by Tenant to Landlord for any period during which Landlord shall have given to Tenant any abatement of Base Rent and/or Additional Rent pursuant to the provisions of this Lease, over (b) the fair market rental value of the Demised Premises, if lower than the rent reserved, at the time of termination, for the unexpired portion of the Term of this Lease, discounted at the rate of four (4%) percent per annum to present worth. Nothing contained herein shall limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above. In determining the fair market rental value of the Demised Premises, the rent realized by any arms-length re-letting, if re-letting be accomplished by Landlord within such a reasonable time after the termination of this Lease, shall be deemed, prima facie evidence of the fair market rental value.

      25.05. For the purposes of this Article, any notice required to be given by Landlord under the provisions of this Article may be given by either Landlord or by Landlord's managing agent or attorneys.


      26.01. Landlord covenants that upon Tenant's paying the Base Rent and Additional Rent and other sums due under this Lease and observing and performing all of the terms, conditions, rules and covenants herein on its part to be observed and performed, Tenant may peaceably and quietly enjoy the Demised Premises, subject, nevertheless, to the terms and conditions of this Lease and any ground leases, or other leases, mortgages and instruments to which this Lease is subordinate pursuant to the provisions hereof, including any and all extensions and modifications of all of the foregoing.





      27.01. Tenant represents that it has dealt with no broker other than SUTTON & EDWARDS, INC. with this Lease and Tenant hereby agrees to indemnify and hold Landlord harmless of and from any and all losses, costs, damages or expense (including, without limitation, attorneys' fees and disbursements) incurred by Landlord by reason of any claim of or liability to any other broker who claims to have dealt with Tenant in connection with this Lease. Landlord shall pay Sutton & Edwards, Inc., such brokerage fee as may be due it pursuant to and in accordance with Landlord's separate agreement with Sutton & Edwards, Inc.

         28.01. Each party shall, at any time and from time to time, without cost or charge, at the request of the other party, upon not less than five (5) days' notice, if given in person, or ten (10) days notice, if given by mail, execute and deliver to the other a certificate evidencing whether or not

            (a) this Lease is in full force and effect (or if there have been any modifications or amendments hereof, that the same is in full force and effect as modified or amended, as the case may be, and submitting copies of such modifications or amendments, if any);

            (b) there are any existing defaults hereunder to the knowledge of the party executing the certificate, and specifying the nature of such defaults, if any;

            (c) the dates to which the Base Rent and any Additional Rent and all other charges payable hereunder have been paid;

            (d) whether or not, to the best knowledge of the signer, the other party is in default in the performance of any of its obligations under the Lease, and, if so, specifying each such default of which the signer may have knowledge; and

            (e) any improvements required to be made by Landlord have been completed in accordance with the terms of this Lease.

      28.02. Tenant shall, upon the Commencement Date of this Lease, execute and deliver to Landlord a Tenant Estoppel Certificate in substantially the form attached hereto as Exhibit E.

      28.03. It is agreed by the parties hereto that the certificate referenced in Sections 28.01 and 28.02 hereof may be relied upon by anyone with whom the party requesting such certificate may be dealing.

      28.04. In the event that Tenant shall fail to comply with the provisions hereunder, Tenant appoints Landlord its attorney-in-fact to execute any such certificate on Tenants' behalf.



      29.01. Upon expiration or other termination of the Term of this Lease, Tenant shall (i) quit and surrender to Landlord the Demised Premises vacant, broom clean, in good order and condition, normal wear and tear excepted, and
(ii) remove all its property therefrom, except as otherwise expressly provided in this Lease. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Term of this Lease. If the last day of the Term of this Lease falls on a Sunday, this Lease shall expire at noon on the preceding Saturday, unless it be a legal holiday, in which case it shall expire at noon on the previous business day.

         29.02. Tenant acknowledges that possession of the Demised Premises must be surrendered to Landlord at the expiration or sooner termination of the Term of this Lease. Tenant agrees to indemnify and save Landlord harmless against all costs, claims, loss or liability resulting from delay by Tenant in so surrendering the Demised Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the Demised Premises as aforesaid will be extremely substantial, will exceed the amount of the Base Rent and Additional Rent theretofore payable hereunder, and will be impossible to accurately measure. Tenant therefore agrees that if possession of the Demised Premises is not surrendered to Landlord within 24 hours after the date of the expiration or sooner termination of the Term of this Lease, then Tenant shall pay to Landlord for each month and for each portion of any month during which Tenant holds over in the Demised Premises after the expiration or sooner termination of the Term of this Lease, a sum equal to two (2) times the aggregate of that portion of the Base Rent and Additional Rent which was payable under this Lease during the last month of the term hereof. Nothing contained herein shall be deemed to permit Tenant to retain possession of the Demised Premises after expiration of the Term of this Lease and the provisions of this Article shall survive the expiration or sooner termination of the Term of this Lease.



      30.01. If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

      31.01. Except as otherwise provided in this Lease, no act or thing done by Landlord or its agents during the term hereof shall constitute an eviction by Landlord, nor shall same be deemed an acceptance of a surrender of the Demised Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. The delivery of keys to an employee of Landlord or of its agents shall not operate as a termination of this Lease or a surrender of the Demised Premises.


      31.02. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, or to insist upon the strict performance by Tenant or any other Tenant, of the Rules and Regulations annexed hereto or hereafter adopted by Landlord shall not prevent a subsequent act or omission which would have originally constituted a violation, from having all the force and effect of an original violation.

      31.03. The receipt by Landlord of rent with knowledge of breach of any covenant of this Lease shall not be deemed a waiver of such breach.

      31.04. No payment by Tenant or receipt by Landlord of a lesser amount than the Base Rent and Additional Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without any prejudice to Landlord's right to recover the balance or pursue any other remedy provided in this Lease.


      32.01. Tenant, for itself, and on behalf of any and all persons claiming through or under it, including creditors of all kinds, does hereby waive and surrender all rights and privileges which they or any of them might have under or by reason of any present or future law, to redeem the Demised Premises or to have a continuance of this Lease for the term hereby demised after having-been dispossessed or ejected therefrom by process of law or after the termination of this Lease as provided herein.

      32.02. In the event Landlord commences any summary proceeding (whether for non-payment of rent, or for Tenant's holding-over, or otherwise), or an ejectment action to recover possession of the Demised Premises, or other action for non-payment of rent, or for a breach of any of the covenants and conditions hereunder, Tenant covenants and agrees that it will not interpose any counterclaim or set-off in any such action or proceeding, or seek by consolidation or otherwise to interpose any counterclaim or set-off unless the failure to assert same would constitute a waiver of such counterclaim or set-off by Tenant and Landlord fails to waive the right to assert such waiver in writing. To the extent permitted by applicable law, Tenant hereby waives trial by jury and agrees that Tenant will not interpose any counterclaim or set-off of whatsoever nature or description in any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant's use or occupancy of the Demised Premises, any claim of injury or damage, any claim of failure to provide services, or any emergency or other statutory remedy with respect thereto. Any claim that Tenant may have against Landlord shall be separately prosecuted and Tenant waives a trial by jury relative thereto. The provisions of this Article shall survive the breach or termination of this Lease.

      32.03. In the event Tenant claims or asserts that Landlord has violated or failed to perform a covenant of Landlord not to unreasonably withhold or delay Landlord's consent or approval, or in any case where Landlord's reasonableness in exercising its judgment is in issue, Tenant's sole remedy shall be an action for specific performance, declaratory judgment or injunction and in no event shall Tenant be entitled to any money damages for a breach of such covenant and in no event shall Tenant claim or assert any claims in any money damages in any action or by way of set off, defense or counterclaim and Tenant hereby specifically waives the right to any money damages or other remedies.


      33.01. Notwithstanding anything to the contrary contained herein, Tenant shall look solely to the interest of Landlord in the Building for the satisfaction of any of Tenant's remedies with regard to the payment of money or otherwise, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant's remedies or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Demised Premises, such exculpation of personal liability to be absolute.

      34.01. Tenant agrees that from and following a transfer by Landlord of its interest in the Building, by sale, lease or otherwise, Tenant shall look solely to Landlord's successor (and such successor's interest in this Building) for satisfaction of Landlord's liabilities hereunder.



      35.01. Any notice permitted or required to be given by the terms of this Lease, or by any law or governmental regulation, shall be in writing. Unless otherwise required by such law or regulation, such notice shall be given, and shall be deemed to have been served and given when (a) delivered by registered or certified mail enclosed in a securely closed postpaid wrapper, in a United States Government general or branch post office, or (b) delivered by hand or (c) deposited with a reputable overnight carrier for next business day deliver. All such notices shall be addressed to Landlord or Tenant at the Demised Premises. All notices to Landlord shall also be addressed to BDG Management, Inc., at 6800 Jericho Turnpike, Syosset, New York, 11791, as Managing Agent of the Building. A copy of all notices sent to Landlord shall also be sent to Farrell Fritz, P.C., EAB Plaza, 14th Floor, West Tower, Uniondale, New York, 11556-0120, Attention:
Robert E. Sandler, Esq. Either party may, by notice as aforesaid, designate a different address or addresses for notices, requests or demands to it such party. Any notices required or permitted to be given by Landlord hereunder may be validly given by Landlord's attorneys.

      36.01. Tenant has deposited with Landlord the sum of $47,140.00_ as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of Base Rent and Additional Rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Base Rent and Additional Rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease. In the event Landlord applies or retains any portion or all of the security deposited, Tenant shall forthwith restore the amount so applied or retained so that at all times the amount deposited shall be two (2) months Base Rent (or the greater sum stipulated above). Tenant acknowledges that, pursuant to General Obligations Law
Section 7-103 (2), Landlord has no obligation to place Tenant's security deposit in an interest bearing account and, by reason thereof, Tenant is not entitled to any interest thereon.

      36.02. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of the entire possession of the Demised Premises to Landlord. In the event of a sale of the Building or a master leasing of the Building, Landlord shall have the right to transfer the security to the vendee, or master lessee. Landlord shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new landlord solely for the return of said security. It is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.


      37.01. The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of the parties hereto and their respective heirs, distributees, executors, administrators, successors and, except as provided herein, their assigns.

      38.01. This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated herein, and no representation, promise, inducement or statement of intention relating to the transactions contemplated by this Agreement has been made by any party which is not set forth in this Agreement. This Agreement shall not be modified or amended except by an instrument in writing signed by or on behalf of the parties hereto.



      39.01 Either party to this Lease may elect, in the manner hereinafter provided, to have any dispute determinable by arbitration pursuant to the provisions of this Lease submitted to arbitration. Such election shall be exercised by either party giving the other party a notice requesting such arbitration, which notice shall specify the nature of the dispute and the identity of the arbitrator chosen by said party.

         39.02 Within fifteen (15) days after the service of the notice specified in Section 39.01 hereof, the other party shall give written notice to the first party specifying the identity of its arbitrator. If the second party fails to notify the first party of the appointment of its arbitrator within said period, the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator. The arbitrators so chosen shall meet within ten (10) days after the second arbitrator is appointed; and if, within thirty (30) days after the second arbitrator is appointed, the said two arbitrators shall not agree upon the question in dispute, they shall themselves appoint a third arbitrator, who shall be a competent and impartial person; and in the event of their being unable to agree upon such appointment within ten (10) days after the time aforesaid, the third arbitrator shall be selected by the parties themselves, if they can agree thereon within a further period of fifteen (15) days. If the parties do not so agree, then either party, on behalf of both, may request such appointment by the American Arbitration Association, in accordance with its rules then prevailing. The decision of the arbitrators so chosen shall be given within a period of sixty (60) days after the appointment of such third arbitrator. The decision in which any two arbitrators so appointed and acting hereunder concur shall be binding upon the parties. Each party shall pay the fees and expenses of the arbitrator appointed by such party, or in whose stead, as above provided, such arbitrator was appointed; and the fees and expenses of the third arbitrator, if any, shall be borne equally by both parties. The arbitration shall be conducted by, pursuant to, and under the auspices of the American Arbitration Association and shall take place in Nassau County, New York.

         40.01 Tenant acknowledges that Tenant shall be solely responsible for the proper and legal disposal of all medical, toxic and so-called "red bag" waste, as same may be defined from time to time, by all regulatory authorities having jurisdiction. Landlord shall have no liability to any person or entity in this regard. Tenant shall comply with all regulations issued by the federal government, New York State, the County of Nassau, or any other agency, municipality or regulatory authority having jurisdiction with respect to the generation, storage and disposal of such waste. In addition, Tenant shall be required, at its own cost and expense to contract with a licensed medical and toxic waste disposal company for the disposal of all syringes, needles and other medical, toxic and red bag waste. Tenant shall furnish Landlord with a copy of the contract and renewals thereof. Failure (a) to maintain the aforesaid contract continuously and to furnish Landlord with evidence that the contract is in full force and effect, or (b) to properly dispose of all medical, toxic and red bag waste, shall be a material default under this Lease. Any failure by Landlord to take any action with respect to obtaining from Tenant all contracts and renewals, shall in no way relieve Tenant of its responsibility to provide same and to dispose of all such medical, toxic and red bag waste pursuant to all applicable law. Tenant shall, and does hereby, indemnify Landlord and holds Landlord harmless from any damage, loss, liability, claims, actions or proceedings, including, but not limited to, attorneys fees and any fines or penalties, arising out of or relating to Tenant's failure to perform any obligation under this Article. This Article shall survive the termination or expiration of this Lease.

      41.01. Landlord will provide Tenant with 500 square feet of "Dead Storage Space" as more particularly shown on Exhibit E attached hereto. Tenant may use said space solely for the purposes of storage. There will be no personnel located in said space, and Tenants' use shall be limited to the maintenance of files plus such use of the premises by Tenant's employees as reasonably necessary to file or retrieve files located in said space. Landlord will provide Tenant in such space only with light fixtures and the building shell consisting of concrete floor, painted walls and ceiling. Landlord, in its sole discretion, may terminate the demise of "Dead Storage Space" provided in this article upon sixty (60) days' notice. The basic annual rental rate for this space shall be $12.00 per square foot, payable monthly on the first day of each month. Late payments are subject to interest and other charges as provided in this Lease with regard to the Base Rent and Additional Rent. Unless Landlord elects to terminate Tenant's right to this space as provided hereinabove, the demise of said space shall be co-terminus with the term of this Lease. Landlord shall have no responsibility for the security of the contents of said storage space, and all risks are expressly assumed by the Tenant. If other storage space becomes available, Landlord shall provide for such space, if requested by Tenant upon the same terms and conditions of this Article.



      42.01. Tenant shall not at any time prior to or during the Term of this Lease, either directly or indirectly, use any contractors, laborers or materials the use of which would create any conflicts with other contractors and/or laborers employed by Tenant or Landlord in the construction, maintenance or operation of the Demised Premises or the Building. All work performed by or on behalf of Tenant shall be done in a workmanlike manner using building standard material.

      42.02. This Lease supersedes all prior leases between Landlord and Tenant with respect to any of the space included within the Demised Premises.

      42.03. This Lease is offered to Tenant for signature with the understanding that it shall not be binding upon Landlord unless and until the Lease is approved by the holder of any superior leasehold mortgage and Landlord shall have executed and delivered a fully executed copy of this Lease to Tenant.





      43.01. The captions of Articles in this Lease are inserted only as a matter of convenience and for reference and they in no way define, limit or describe the scope of this Lease or the intent of any provisions hereof.

      43.02. Tenant shall not record this Lease without the prior written consent of Landlord. Tenant, upon request by Landlord, shall join in the execution of a memorandum of this Lease which memorandum may be recorded by Landlord.

      IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.



                                    LANDLORD:

                                    MATTERHORN USA, INC.

                                    By:     GE CAPITAL REALTY GROUP, INC.,
                                            its servicer



                                    By:
                                       -----------------------------------------




                                    TENANT:  ATC HEALTHCARE SERVICES, INC.


                                    By:
                                       -----------------------------------------
                                                      ACKNOWLEDGMENTS

STATE OF TEXAS    )
                  )  ss.:
COUNTY OF DALLAS  )


      On the _____ day of ____________, 1999, before me personally appeared _______________________, to me known, who being by me duly sworn did depose and say that he is the _________________ of GE CAPITAL REALTY GROUP, INC., the agent for MATTERHORN U.S.A., INC., the corporation described in and which executed the foregoing instrument as Landlord; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name by like order.




                                                     Notary Public
-----------------------------------------------------


STATE OF             )
            ---------
                     ) ss.:
COUNTY OF            )
          -----------

      On the _____ day of ____________, 1999, before me personally appeared _________________, to me known, who being by me duly sworn did depose and say that he is an officer and director of ______________________, the professional corporation described in and which executed the foregoing instrument as Tenant; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name by like order.





                                                     Notary Public
-----------------------------------------------------




                                [TO BE SUPPLIED]

1.    Nightly - After Hours on Normal Business Days

      (a)   Empty and damp wipe all ashtrays.

      (b)   Empty and dust wipe all waste receptacles.

      (c)   Empty, clean and refill smoking urns as needed.

      (d) Dust all office furniture, including chairs, desks, tables, file cabinets, phones and all other office furniture.

      (e)   Vacuum all carpeted areas.

      (f) Wash clean all water fountains and coolers, emptying waste water as necessary.

2.    Quarterly

      (a) High dust all walls, ledges, pictures, anemostats and registers of office areas not reached in normal nightly cleaning.

      (b)   Dust all Venetian blinds.



1.    Nightly - After Hours on Normal Business Days

      (a)   Empty waste receptacles, as needed.

      (b)   Empty, clean and refill smoking urns as needed.

      (c)   Remove gum from all Atrium flooring, as necessary.

      (d)   Vacuum or wash rubber mats as necessary.

      (e) Remove finger marks where possible from painted walls, partitions and doors.

      (f)   Remove finger marks from public doors and wall surfaces.

      (g)   Clean   interior   surfaces  of  elevator  cabs  and  wash  and  wax
            composition tile flooring, or vacuum carpet, as necessary.

      (h) Wash clean all water fountains and coolers, emptying waste water as necessary.

      (i)   Lavatories:

            Wash, disinfect and dry all bowls, seats, urinals, washbasins and mirrors, as necessary.

            Wash and dry all metal work, as necessary.

            Empty paper towel and sanitary napkin disposal receptacles.

            Damp wipe exterior of waste cans and dispensing units, as necessary.

            Sweep and wash floors.

            Dust all sills, partitions and ledges, as necessary.

            Insert toilet tissue, toweling and soap dispensers, as necessary.

2.    Weekly

      (a)   Sweep and dust stairways, as necessary.

      (b)   Wash partitions in lavatories, as necessary.

3.    Monthly

      (a)   Wash tile walls in lavatories.

      (b) Wash interior of waste cans, and sanitary disposal container in lavatories.

      (c)   Auto scrub all Atrium stone flooring, as necessary.

      (d) Spray buff stone flooring in entrance lobby and elevator lobbies, as necessary.


4.    Quarterly

      (a)   Scrub and wax all composition tile flooring in public corridors.

      (b)   Scrub stone floor of entrance lobby.

      (c) High dust all walls, ledges, pictures, and registers of public areas not reached in normal nightly cleaning.

5.    Annually

      (a)   Lighting fixtures will be washed.


      (a)   Clean entrance door glass and transoms - once weekly.

      (b)   Clean exterior atrium glass, as necessary.

      (c)   Clean Atrium skylight outside - once yearly.

      (d)   Clean perimeter windows on both sides - two times yearly.



      Provide, during Normal Business Hours on Normal Business Days, one Porter and one Matron.



      Parking areas will be regularly swept, cleared of snow in excess of two inches and generally maintained so as to be well drained, properly surfaced and striped.

There will be no normal business hours at the Building on the following holidays:

1.    New Year's Day

2.    President's Day

3.    Memorial Day

4.    Independence Day

5.    Labor Day

6.    Thanksgiving Day

7.    Christmas Day

The date in any given Lease Year upon which any of the above holidays will be observed shall be that date as shall be published annually by the New York State Banking Department.




      The following Rules and Regulations shall be applicable to the Building and the Demised Premises as said terms are defined in the Lease of which these Rules and Regulations are a part (hereinafter the "Lease"). Unless otherwise provided in these Rules and Regulations, all references to "tenant" or "tenants" shall be deemed to include "Tenant" as defined in the Lease. In the event of a conflict between these Rules and Regulations and the provisions of the Lease, the provisions of the Lease shall control:

      1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors and halls in the Building and Demised Premises shall not be obstructed or used for any purpose other than ingress and egress.

      2. No projection shall be attached to the outside walls of the Building. All electric ceiling fixtures hung in offices or along the perimeter of the Building must be fluorescent, and of a quality, type, design and bulb color approved by Landlord. Neither the interior nor exterior of any window shall be coated or otherwise sunscreened without the prior written consent of Landlord.

      3. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into public places in the Building shall not be covered or obstructed by any tenant, nor shall any articles be placed on any windowsills, window heating units or in front of any air-conditioning vents.

      4. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, sanitary napkins or other substances shall be thrown therein. All damage resulting from any misuse of such closets and fixtures shall be the responsibility of the tenant which, or whose servants, employees, agents, visitors or licensees shall have caused the same.

      5. No tenant shall mark, paint, drill into, or in any way deface any part of the Building except as expressly provided in the Lease.

      6. No bicycles, vehicles, birds or animals of any kind shall be brought into or kept in or about the Building, except those bicycles which shall be parked in any areas which may be specifically designated by Landlord for such purpose. Landlord assumes no responsibility for any bicycles so parked. Except as may be specifically provided in the Lease, no cooking shall be done or permitted by any tenant in the Building, except for the use of microwave ovens and that the preparation of coffee, tea, hot chocolate and similar items for tenants and their employees and invitees shall be permitted, provided the electric power therefor shall not exceed that amount which can be provided by a thirty (30) ampere circuit. Except as may be provided in the Lease, no tenant shall cause or permit any unusual or objectionable odors to be produced or to permeate the premises demised to it.

      7. No tenant shall utilize the premises occupied by it for the sole or major purpose of interviewing or hiring prospective employees and shall not advertise the address of the Building as the location for such interviewing or hiring. No premises shall be used for lodging or sleeping or for any immoral or illegal purposes.

      8. No tenant shall make, or permit to be made any unseemly or disturbing noises or disturb or interfere with (a) occupants of the Building or neighboring buildings or (b) those persons having business with said occupants, whether by the use of any musical instrument, television, radio, phonograph, unusual noise, or in any other way. No tenant shall throw anything out of the Building or into the passageways therein.

      9. No tenant or any of its servants, employees, agents, visitors or licensees, shall at any time bring or keep within the Building any inflammable, combustible or explosive fluid, chemical or substance.

      10. Except as may be provided in the Lease, no additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof. Landlord, at its expense, shall, at or prior to initial occupancy by any tenant, supply any and all necessary passkeys to any portion of the premises demised to any tenant pursuant to any lease. All keys issued thereafter shall be issued by Landlord at Tenant's expense. Notwithstanding the foregoing, Tenant shall have the right to install security systems, provided that Tenant shall supply Landlord with the necessary keys and security codes to permit entry in the event of an emergency endangering life or property. Each tenant must, upon the termination of its tenancy, restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, such tenant. In the event of the loss of any keys so furnished, such tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

      11. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description, except in the ordinary course of business, must take place after normal business hours on weekdays, or on Saturday or Sunday. The moving of safes or other fixtures or bulky matter of any kind must be done upon forty-eight (48) hours' previous written notice to the Managing Agent of the Building and be under its supervision, and the person employed by any tenant for such work must be acceptable to Landlord. Except as may be provided in the Lease, Landlord reserves the right to prescribe the weight and position of all safes. Notwithstanding anything to the contrary herein, Landlord may charge any tenant reasonable fees for supervisory and other expenses in connection with tenant's utilization of the elevators when any tenant moves in or vacates the Building or at such other times when any tenant is utilizing the elevators for any of the activities set forth hereinabove. No tenant shall move- in or vacate the Building before 5pm. on weekdays.

      12. Except as may be provided in the Lease, no tenant shall purchase janitorial, maintenance or other like services from any person not approved by Landlord.

      13. Landlord reserves the right to exclude from the Building between the hours of 6:00 P.M. to 8:00 A.M. on weekdays, and at all hours on Saturday, Sunday and legal holidays all persons who do not present a pass to the Building signed by Landlord or, if said person is an employee of Tenant or any parent, controlled corporation, affiliate or subsidiary thereof or of any successor thereto by consolidation, merger, or other corporate action, a pass issued by Tenant or such parent, controlled corporation, affiliate, subsidiary or successor, bearing either a photograph of said person, or an authorized signature of an official of Tenant, or of such parent, controlled corporation, affiliate, subsidiary or successor. Landlord will furnish passes to persons for whom any tenant requests the same in writing. Each tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of a riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, all for the safety of the Tenants and the protection of the Building.

      14. Any persons employed by any tenant to do janitorial work, while in the Building and outside of the premises demised pursuant to the provisions of any lease, shall be subject to and under the control and direction of the Managing Agent of the Building (but not as an agent or servant of said Managing Agent or of Landlord), and Tenant shall be responsible for all acts of such persons.

      15. All doors opening onto public corridors in the Building shall be kept closed, except when in use for ingress and egress.

      16. Any requests, notices or demands of any tenant to or upon Landlord shall be in writing and addressed to the Managing Agent at the Building.

      17. Canvassing, soliciting (except business calls on potential customers in the Building) and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

      18.   Except  as  may  be   provided  in  the  Lease,   no   supplementary
air-conditioning unit or other similar apparatuses shall be installed or used by any tenant without the prior written consent of Landlord.

      19. There shall not be used in any space, or in the public areas of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and rubber side guards.

      20. Except as may be provided in the Lease, Landlord shall have the right, exercisable without notice and without liability to any Tenant, to change the name and address of the Building.

      21. No vending machine or machines of any description shall be installed, maintained or operated in the Building (except those within the Demised Premises which are intended only for use by Tenant's officers and employees).

      22. All contractors and deliverymen engaged by Tenant shall maintain adequate liability insurance, which insurance shall name Landlord as an additional insured. Tenant shall provide Landlord with certificates of insurance evidencing such coverage upon Landlord's request.

      23. Tenant will not clean, nor require, permit, suffer or allow any window in the Demised Premises to be cleaned, from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the rules of any board or body having or asserting jurisdiction over the Demised Premises.

      24. All improvements to the exterior of the Demised Premises or otherwise visible from the common areas or other parts of the Building or Land shall be of building standard size, finish, color and material unless otherwise consented to in writing by Landlord.

      25. Tenant shall be entitled to directory listings as required in the computerized lobby directory.

      26. No sign or signs, except in uniform style and uniform location as fixed by Landlord in its signage specification will be permitted in the public corridors, or on corridor doors or entrances or on exterior windows or other glass to the Demised Premises. No sign shall be affixed or installed by Tenant in or outside of the Demised Premises without the prior written consent of Landlord. Tenant agrees to promptly remove such signage if Landlord undertakes any renovations or design improvements and Landlord determines that such signage interferes with or is inconsistent with such subsequent renovations or improvements. If Landlord elects to remove such signage or any signage not approved by Landlord, Tenant shall upon five (5) days notice from Landlord pay Landlord all costs and expenses, together with interest for the removal and restoration of same.

      The following Parking Area Rules and Regulations shall apply to all parking areas and the parking structure serving the Building and the Demised Premises.

      1.    All cars must be parked entirely within the stall lines.

      2.    All directional signs and arrows must be observed.

      3.    The speed limit shall be five (5) miles per hour.

      4.    Parking is prohibited:

            (a)   in areas not striped for parking;

            (b)   in aisles;

            (c)   where "no parking" signs are posted;

            (d)   on ramps;

            (e)   in cross-hatched areas; and

            (f) in such other areas as may be designated by Landlord or Landlord's designee.

      5. Parking stickers of any other device or form of identification supplied by Landlord shall remain the property of Landlord. Such parking identification device must be displayed as requested by Landlord and may not be mutilated in any manner. The serial number of any parking identification device may not be obliterated. Parking identification devices shall not be transferable and any device in the possession of an unauthorized holder will be void. There will be a replacement charge to the tenant or person designated by tenant of $25.00 for loss of any parking card.

      6. Parking managers or attendants are not authorized to make or allow any exceptions to these Parking Area Rules and Regulations.



                                [To Be Supplied]


      ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the

      TOWN OF NORTH HEMPSTEAD, COUNTY OF NASSAU AND STATE OF NEW YORK, BEING MORE PARTICULARLY BOUNDED AND DESCRIBED AS FOLLOWS:

      BEGINNING AT A POINT ON THE SOUTHERLY SIDE OF MARCUS AVENUE, SAID POINT. BEING LOCATED 1842.07 FEET WESTERLY AS MEASURED ALONG THE SOUTHERLY SIDE OF MARCUS AVENUE FROM THE INTERSECTION THEREOF WITH THE WESTERLY SIDE OF NEW HYDE PARK ROAD;

      RUNNING THENCE ALONG THE WESTERLY SIDE OF LAND NOW OR FORMERLY OF THE CHASE MANHATTAN BANK, N.A. SOUTH 16 DEGREES 04 MINUTES 36 SECONDS WEST,
      684.33 FEET;

      THENCE RUNNING 73 DEGREES 55 MINUTES 24 SECONDS WEST, 460.38 FEET TO LAND NOW OR FORMERLY OF SPERRY CORPORATION;

      THENCE ALONG SAID LAND NORTH 16 DEGREES 04 MINUTES 36 SECONDS EAST, 739.84 FEET TO THE SOUTHERLY SIDE OF MARCUS AVENUE;

      THENCE ALONG THE SOUTHWESTERLY SIDE OF MARCUS AVENUE THE FOLLOWING FIVE COURSES AND DISTANCES:

      1. SOUTHEASTERLY ALONG THE ARC OF A CURVE BEARING THE LEFT HAVING A RADIUS OF 5769.58 FEET, A LENGTH OF 81.63 FEET AND A CHORD BEARING SOUTH 67 DEGREES 42 MINUTES 15 SECONDS EAST AND A CHORD LENGTH OF 81.63 FEET;

      2. SOUTH 68 DEGREES 06 MINUTES 34 SECONDS EAST, 170.34 FEET;

      3. SOUTHEASTERLY ALONG THE ARC OF A CURVE BEARING TO THE RIGHT HAVING A RADIUS OF 132.00 FEET, A LENGTH OF 34.18 FEET AND A CHORD BEARING SOUTH 60 DEGREES 41 MINUTES 30 SECONDS EAST AND A CHORD LENGTH OF 34.08 FEET;

      4. SOUTHEASTERLY ALONG THE ARC OF A CURVE BEARING THE LEFT HAVING A RADIUS
      108.00 FEET, A LENGTH OF 27.96 FEET AND A CHORD BEARING SOUTH 60 DEGREES 41 MINUTES 30 SECONDS EAST AND A CHORD LENGTH OF 27.89 FEET;

      5. SOUTH 68 DEGREES 06 MINUTES 34 SECOND STREET EAST, 150.22 FEET TO THE POINT OR PLACE OF BEGINNING.